UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2018

WESTERN ASSET

TOTAL RETURN

UNCONSTRAINED FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Total Return Unconstrained Fund for the twelve-month reporting period ended May 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 29, 2018

II	Western Asset Total Return Unconstrained Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended May 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 3.1% and 3.2% during the second and third quarters of 2017, respectively. GDP growth then moderated to 2.9% for the fourth quarter of the year. Finally, the U.S. Department of Commerce’s final reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.0%. More modest GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by a smaller decrease in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on May 31, 2018, the unemployment rate was 3.8%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since April 2000. The percentage of longer-term unemployed declined during the reporting period. In May 2018, 19.4% of Americans looking for a job had been out of work for more than six months, versus 24.3% when the period began.

Turning to the global economy, in its April 2018 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “World growth strengthened in 2017 to 3.8 percent, with a notable rebound in global trade. It was driven by an investment recovery in advanced economies, continued strong growth in emerging Asia, a notable upswing in emerging Europe, and signs of recovery in several commodity exporters. Global growth is expected to tick up to 3.9 percent this year and next, supported by strong momentum, favorable market sentiment, accommodative financial conditions, and the domestic and international repercussions of expansionary fiscal policy in the United States.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.4%, versus 2.3% in 2017. Japan’s economy is expected to expand 1.2% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.9% in 2018, versus 4.8% in 2017.

The Federal Reserve Board (the “Fed”)iii raised interest rates, as represented by the federal funds rateiv, three times during the reporting period. The first occurrence took place on June 14, 2017, as the Fed raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018 — after the reporting

Western Asset Total Return Unconstrained Fund	III

Investment commentary (cont’d)

period ended — the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, after the reporting period ended, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019.” In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 29, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Total Return Unconstrained Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize long-term total return. The Fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund will invest at least 50% of its net assets in debt and fixed-income securities rated at least in the Baa or BBB categories (“investment grade” securities) at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, foreign currency futures, forwards and options, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

In particular, the Fund may use certain derivatives, including interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other derivative instruments may also be used to a significant extent from time to time.

The Fund may use currency related transactions involving options and futures contracts, indexed securities and other derivatives instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes or to implement a currency investment strategy.

We use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the Fund may invest, we may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the Fund’s dollar-weighted average effective durationi and prevailing or anticipated market conditions. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration, (including futures positions), as estimated by Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s primary sub-adviser, within the range of -3 to 8 years. Although the Fund may invest in debt and fixed-income securities of any credit quality, including securities that are in default, under normal market conditions it is expected that the Fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least the Baa/BBB categories or their equivalent (as determined by Western Asset).

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams

Western Asset Total Return Unconstrained Fund 2018 Annual Report	1

Fund overview (cont’d)

are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market generated weak results over the twelve-month reporting period ended May 31, 2018. The spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including three interest rate hikes by the Federal Reserve Board (the “Fed”)ii, mixed outlooks for inflation, the signing of the U.S. tax reform bill and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period. The two-year Treasury note began the reporting period at 1.28% — equaling its low for the reporting period — and ended the period at 2.40%. The high for the period of 2.59% occurred on May 22, 2018. The ten-year Treasury began the reporting period at 2.21% and ended the period at 2.83%. The low for the period of 2.05% occurred on September 7, 2017 and the peak of 3.11% took place on May 17, 2018. All told, the Bloomberg Barclays U.S. Aggregate Indexiii, returned -0.37% for the reporting period.

Inflation was generally well contained during the reporting period. For the twelve months ended May 31, 2018, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iv, was 2.8%. The CPI-U less food and energy was 2.2% over the same time frame. Against this backdrop, U.S. Treasury Inflation-Protected Securities (“TIPS”)v, as measured by the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Indexvi, returned 0.74% during the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s allocation to emerging market sovereigns. In contrast we decreased its exposures to non-agency residential mortgage-backed securities (“MBS”), high-yield corporate bonds, investment-grade corporate bonds, emerging market corporates, TIPS and agency securities. Finally, we tactically adjusted the Fund’s durationvii exposure. In particular, we reduced the Fund’s long-end duration and added to the shorter/middle part of the yield curveviii.

During the reporting period, index futures, Eurodollar futures and options, U.S. Treasury futures and options, interest rate swaps and foreign interest rate derivatives were used to manage the Fund’s duration and yield curve positioning. In aggregate they detracted from performance. Credit default swaps, as well as high-yield and investment-grade index swaps (CDX), were used to manage the Fund’s high-yield and investment-grade corporate bond exposures. In aggregate they detracted from performance. Finally, currency forwards and options on currencies, which were utilized to adjust the Fund’s currency exposure, were positive for performance.

Performance review

For the twelve months ended May 31, 2018, Class I shares of Western Asset Total Return Unconstrained Fund returned 1.70%. The Fund’s unmanaged benchmarks, the

2	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Bloomberg Barclays U.S. Aggregate Index and the ICE BofAML USD LIBOR 3-Month Constant Maturity Indexix , returned -0.37% and 1.42%, respectively, for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned 1.54% over the same time frame.

Performance Snapshot as of May 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Total Return Unconstrained Fund[2]:
Class A	-2.07%	1.34%
Class A2	-2.23%	1.13%
Class C	-2.50%	0.59%
Class FI	-2.07%	1.39%
Class R	-2.18%	1.11%
Class I	-1.90%	1.70%
Class IS	-1.95%	1.79%
Bloomberg Barclays U.S. Aggregate Index	-1.04%	-0.37%
ICE BofAML USD LIBOR 3-Month Constant Maturity Index	0.81%	1.42%
Lipper Alternative Credit Focus Funds Category Average[1]	-0.07%	1.54%

The performance shown represents past performance. Past performance is no guarantee future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2018 for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 3.11%, 3.04%, 2.54%, 3.23%, 2.99%, 3.58% and 3.68%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A, Class C and Class IS shares would have been 3.08%, 2.48% and 3.65%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2017, as supplemented November 30, 2017, the gross total annual fund operating expense ratios for Class A,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 255 funds for the six-month period and among the 247 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	3

Fund overview (cont’d)

Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.15%, 1.29%, 1.73%, 1.01%, 1.22%, 0.76% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.80% for Class C shares, 1.10% for Class FI shares, 1.35% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its yield curve positioning. In particular, we maintained a flattening bias. This was rewarded as the yield curve flattened, with longer-term rates rising less than their short-term counterparts.

The Fund’s structured product exposure, largely positions in non-agency residential MBS and commercial mortgage-backed securities (“CMBS”), was additive for returns as spreads narrowed. An allocation to bank loans was also beneficial as their spreads narrowed and their carryx increased during the reporting period.

The Fund’s allocations to investment-grade and high-yield corporate bonds were additive for performance as their spreads narrowed on generally solid corporate earnings results and solid investor demand. Individual investment-grade holdings that performed well included Southern Copper Corp., Vale Overseas Ltd. and Kerr-McGee Corp. The Fund’s high-yield positions that were the most beneficial for results were Petrobras, Valeant Pharmaceuticals International, Inc. and WPX Energy, Inc.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance during the reporting period was it duration exposure, as rates moved higher across the yield curve. The Fund’s allocation to emerging markets — mainly it exposure to local currencies — was a headwind for results as they were

4	Western Asset Total Return Unconstrained Fund 2018 Annual Report

negatively impacted by rising U.S. Treasury yields and various idiosyncratic factors.

Elsewhere, several of the Fund’s investment-grade and high-yield corporate bonds detracted from results. From an investment-grade corporate bond perspective, the Fund’s holdings in General Electric Company, Wells Fargo & Company and PG&E Corp. were negative for returns. In terms of the Fund’s high-yield corporate bonds positions, PetSmart, Inc. Freeport-McMoRan, Inc. and Dish Network Corp. detracted the most from performance.

Thank you for your investment in Western Asset Total Return Unconstrained Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management

Company, LLC

June 19, 2018

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities, commonly known as “junk bonds,” include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 47 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2018 were: U.S. Government & Agency Obligations (27.0%), Corporate Bonds & Notes (20.2%), Collateralized Mortgage Obligations (11.8%), Sovereign Bonds (11.1%) and Asset Backed Securities (5.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[v]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vi	The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

The ICE BofAML USD LIBOR 3-Month Constant Maturity Index (formerly known as the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index) is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

[x]	Carry is defined as the difference between a yield of a bond and interest on overnight cash.

6	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2018 and May 31, 2017 and does not include derivatives, such as forward foreign currency contracts, futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2017 and held for the six months ended May 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-2.07%	$1,000.00	$979.30	1.10%	$5.43	Class A	5.00%	$1,000.00	$1,019.45	1.10%	$5.54
Class A2	-2.23	1,000.00	977.70	1.26	6.21	Class A2	5.00	1,000.00	1,018.65	1.26	6.34
Class C	-2.50	1,000.00	975.00	1.79	8.81	Class C	5.00	1,000.00	1,016.01	1.79	9.00
Class FI	-2.07	1,000.00	979.30	1.09	5.38	Class FI	5.00	1,000.00	1,019.50	1.09	5.49
Class R	-2.18	1,000.00	978.20	1.34	6.61	Class R	5.00	1,000.00	1,018.25	1.34	6.74
Class I	-1.90	1,000.00	981.00	0.75	3.70	Class I	5.00	1,000.00	1,021.19	0.75	3.78
Class IS	-1.95	1,000.00	980.50	0.65	3.21	Class IS	5.00	1,000.00	1,021.69	0.65	3.28

8	Western Asset Total Return Unconstrained Fund 2018 Annual Report

[1]	For the six months ended May 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/18	1.34%	1.13%	0.59%	1.39%	1.11%	1.70%	1.79%
Five Years Ended 5/31/18	2.31	N/A	1.57	2.34	2.06	2.63	2.70
Ten Years Ended 5/31/18	N/A	N/A	N/A	4.17	N/A	4.43	N/A
Inception* through 5/31/18	2.78	2.14	2.02	—	2.51	—	4.98

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/18	-2.97%	-3.17%	-0.39%	1.39%	1.11%	1.70%	1.79%
Five Years Ended 5/31/18	1.43	N/A	1.57	2.34	2.06	2.63	2.70
Ten Years Ended 5/31/18	N/A	N/A	N/A	4.17	N/A	4.43	N/A
Inception* through 5/31/18	2.04	1.05	2.02	—	2.51	—	4.98

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/18)	18.13%
Class A2 (Inception date of 5/1/14 through 5/31/18)	9.04
Class C (Inception date of 4/30/12 through 5/31/18)	12.92
Class FI (5/31/08 through 5/31/18)	50.43
Class R (Inception date of 4/30/12 through 5/31/18)	16.30
Class I (5/31/08 through 5/31/18)	54.28
Class IS (Inception date of 8/4/08 through 5/31/18)	61.19

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are April 30, 2012, May 1, 2014, April 30, 2012, September 6, 2006, April 30, 2012, July 6, 2006 and August 4, 2008, respectively.

10	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Total Return Unconstrained Fund vs. Bloomberg Barclays U.S. Aggregate Index and ICE BofAML USD LIBOR 3-Month Constant Maturity Index† — May 2008 - May 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Total Return Unconstrained Fund on May 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index and the ICE BofAML USD LIBOR 3-Month Constant Maturity Index (formerly known as the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index). The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The ICE BofAML USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	11

Spread duration (unaudited)

Economic exposure — May 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

12	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

Western Asset Total Return Unconstrained Fund 2018 Annual Report	13

Schedule of investments

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 27.0%
U.S. Government Agencies — 0.1%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000	$1,935,102
U.S. Government Obligations — 26.9%
U.S. Treasury Bonds	3.750%	11/15/43	80,120,000	91,186,575
U.S. Treasury Bonds	3.000%	5/15/45	11,260,000	11,307,943
U.S. Treasury Bonds	3.000%	2/15/47	40,460,000	40,597,501
U.S. Treasury Bonds	3.000%	5/15/47	27,300,000	27,376,248
U.S. Treasury Bonds	2.750%	8/15/47	170,000	162,174
U.S. Treasury Bonds	2.750%	11/15/47	11,130,000	10,616,324
U.S. Treasury Bonds	3.000%	2/15/48	14,250,000	14,294,253
U.S. Treasury Bonds	3.125%	5/15/48	8,530,000	8,764,742
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.174%)	2.078%	7/31/18	45,080,000	45,096,834	(a)
U.S. Treasury Notes	1.500%	2/28/19	55,400,000	55,111,098
U.S. Treasury Notes	1.625%	7/31/19	630,000	625,127
U.S. Treasury Notes	1.375%	2/15/20	900,000	884,848
U.S. Treasury Notes	1.625%	6/30/20	650,000	639,564
U.S. Treasury Notes	1.375%	5/31/21	8,800,000	8,505,234
U.S. Treasury Notes	1.125%	6/30/21	1,680,000	1,609,552
U.S. Treasury Notes	1.875%	1/31/22	6,140,000	5,984,581
U.S. Treasury Notes	1.875%	4/30/22	1,910,000	1,857,475
U.S. Treasury Notes	2.125%	12/31/22	19,970,000	19,518,335
U.S. Treasury Notes	1.625%	5/31/23	5,640,000	5,365,491
U.S. Treasury Notes	1.375%	8/31/23	2,530,000	2,367,923
U.S. Treasury Notes	2.125%	3/31/24	16,560,000	16,027,945
U.S. Treasury Notes	2.000%	5/31/24	14,670,000	14,077,470
U.S. Treasury Notes	2.000%	2/15/25	15,810,000	15,073,538
U.S. Treasury Notes	2.875%	5/31/25	30,490,000	30,696,641
U.S. Treasury Notes	2.250%	11/15/25	6,980,000	6,727,384
Total U.S. Government Obligations				434,474,800
Total U.S. Government & Agency Obligations (Cost — $441,142,454)				436,409,902
Asset-Backed Securities — 5.5%
Access Group Inc., 2004-A B1 (28 day Auction Rate Security)	1.699%	7/1/39	7,400,000	7,108,492	(a)
American Money Management Corp., 2016-18A D (3 mo. USD LIBOR + 5.000%)	7.319%	5/26/28	2,000,000	2,000,000	(a)(b)
American Money Management Corp., 2017-20A E (3 mo. USD LIBOR + 5.810%)	8.163%	4/17/29	2,300,000	2,315,056	(a)(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1 (1 mo. USD LIBOR + 1.035%)	2.995%	7/25/32	133,434	132,487	(a)

See Notes to Financial Statements.

14	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Ares CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	8.898%	10/15/29	3,700,000	$3,781,548	(a)(b)
Asset-Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4 (1 mo. USD LIBOR + 0.945%)	2.905%	4/25/35	934,834	939,017	(a)
Avery Point CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	7.287%	8/5/27	750,000	751,401	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A A	2.970%	3/20/24	1,850,000	1,813,655	(b)
Babson CLO Ltd., 2017-1A F (3 mo. USD LIBOR + 7.450%)	9.805%	7/18/29	730,000	711,597	(a)(b)
Ballyrock Ltd., 2018-1A C (3 mo. USD LIBOR + 3.150%)	5.507%	4/20/31	2,400,000	2,402,974	(a)(b)
Benefit Street Partners CLO Ltd., 2014-IVA CR (3 mo. USD LIBOR + 4.050%)	6.409%	1/20/29	1,500,000	1,513,584	(a)(b)
Carlyle Global Market Strategies, 2017-2A C (3 mo. USD LIBOR + 3.700%)	6.059%	7/20/31	3,250,000	3,328,429	(a)(b)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	8.359%	4/20/29	2,900,000	2,955,732	(a)(b)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	2,490,000	2,512,405	(b)
Countrywide Home Equity Loan Trust, 2007-A A (1 mo. USD LIBOR + 0.120%)	2.017%	4/15/37	2,205,248	2,121,816	(a)
Dryden Senior Loan Fund, 2015-40A E (3 mo. USD LIBOR + 5.950%)	8.293%	8/15/28	2,590,000	2,602,740	(a)(b)
Fremont Home Loan Trust, 2006-B 2A2 (1 mo. USD LIBOR + 0.100%)	2.060%	8/25/36	395,063	187,771	(a)
GoldenTree Loan Opportunities Ltd., 2015-10A E2 (3 mo. USD LIBOR + 5.200%)	7.559%	7/20/27	3,500,000	3,507,577	(a)(b)
Greenpoint Manufactured Housing, 2001-2 IA2 (Auction Rate Security)	5.397%	2/20/32	200,000	200,163	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2 (Auction Rate Security)	5.397%	3/13/32	350,000	350,251	(a)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	6.975%	4/15/31	2,000,000	1,952,248	(a)(b)
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	4,500,000	4,493,353	(b)
Hertz Vehicle Financing LLC, 2018-1A A	3.290%	2/25/24	1,610,000	1,591,793	(b)
Hertz Vehicle Financing LLC, 2018-1A B	3.600%	2/25/24	1,610,000	1,584,768	(b)
Jamestown CLO Ltd., 2015-8A D2 (3 mo. USD LIBOR + 6.750%)	9.098%	1/15/28	1,500,000	1,503,324	(a)(b)
Lehman XS Trust, 2006-16N A4B (1 mo. USD LIBOR + 0.240%)	2.200%	11/25/46	30,103	3,521	(a)
Lehman XS Trust, 2006-GP3 2A2 (1 mo. USD LIBOR + 0.220%)	2.180%	6/25/46	13,720	5,034	(a)
Madison Park Funding Ltd., 2014-15A DR (3 mo. USD LIBOR + 5.440%)	7.806%	1/27/26	750,000	751,163	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A (1 mo. USD LIBOR + 0.260%)	2.220%	6/25/46	182,242	172,450	(a)(b)
MidOcean Credit CLO, 2017-7A D (3 mo. USD LIBOR + 3.880%)	6.228%	7/15/29	1,500,000	1,516,533	(a)(b)
National Collegiate Student Loan Trust, 2004-2 A51 (1 mo. USD LIBOR + 0.480%)	2.377%	12/26/33	7,332,229	7,169,634	(a)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	15

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
National Collegiate Student Loan Trust, 2007-4 A3L (1 mo. USD LIBOR + 0.850%)	2.810%	3/25/38	4,896,370	$3,354,748	(a)
Oaktree CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.200%)	7.559%	10/20/27	1,250,000	1,255,347	(a)(b)
Ocean Trails CLO, 2016-6A E (3 mo. USD LIBOR + 7.750%)	10.098%	7/15/28	750,000	769,781	(a)(b)
Option One Mortgage Loan Trust, 2005-1 A4 (1 mo. USD LIBOR + 0.800%)	2.760%	2/25/35	55,412	55,513	(a)
Option One Mortgage Loan Trust, 2007-FXD1 1A1	5.866%	1/25/37	4,125,526	3,908,110
Option One Mortgage Loan Trust, 2007-FXD2 1A1	5.820%	3/25/37	2,669,586	2,636,365
RRAM, 2018-3A BR2 (3 mo. USD LIBOR + 1.800%)	4.148%	1/15/30	1,400,000	1,398,020	(a)(b)
Saranac CLO Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	5.498%	6/22/30	3,344,000	3,344,000	(a)(b)
SLM Student Loan Trust, 2008-6 A4 (3 mo. USD LIBOR + 1.100%)	3.460%	7/25/23	779,025	786,195	(a)
Symphony CLO Ltd., 2014-14A D2 (3 mo. USD LIBOR + 3.600%)	5.948%	7/14/26	1,500,000	1,503,346	(a)(b)
Thayer Park CLO Ltd., 2017-1A C (3 mo. USD LIBOR + 3.700%)	6.059%	4/20/29	1,750,000	1,771,201	(a)(b)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	2,669,454	2,650,432
Venture CDO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	8.088%	4/15/27	2,600,000	2,618,598	(a)(b)
Voya CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.020%)	8.368%	6/7/30	800,000	813,594	(a)(b)
Total Asset-Backed Securities (Cost — $87,295,334)				88,845,766
Collateralized Mortgage Obligations (c) — 11.8%
Banc of America Funding Corp., 2014-R2 2A2 (1 mo. USD LIBOR + 0.210%)	2.107%	5/26/37	4,920,103	4,312,894	(a)(b)
Banc of America Funding Corp., 2015-R2 04A1 (1 mo. USD LIBOR + 0.165%)	2.125%	9/29/36	1,732,944	1,706,353	(a)(b)
Banc of America Funding Corp., 2015-R2 04A2 (1 mo. USD LIBOR + 0.165%)	2.438%	9/29/36	15,118,302	11,479,221	(a)(b)
Banc of America Funding Corp., 2015-R2 09A2	2.396%	3/27/36	5,742,298	4,916,375	(a)(b)
Banc of America Funding Corp., 2015-R2 10A1 (1 mo. USD LIBOR + 0.190%)	2.150%	6/29/37	1,457,379	1,438,984	(a)(b)
Banc of America Funding Corp., 2015-R4 6A1 (1 mo. USD LIBOR + 0.140%)	2.037%	8/27/36	1,954,512	1,953,733	(a)(b)
Banc of America Mortgage Securities Inc., 2004-A 1A1 (12 mo. USD LIBOR + 1.870%)	3.788%	2/25/34	14,958	15,040	(a)
BBCCRE Trust, 2015-GTP E	4.715%	8/10/33	6,700,000	5,817,861	(a)(b)
Bear Stearns Alt-A Trust, 2004-11 1A2 (1 mo. USD LIBOR + 0.840%)	2.800%	11/25/34	10,728	10,718	(a)
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1 (1 mo. USD LIBOR + 0.160%)	2.120%	1/25/37	2,789,887	2,637,500	(a)
BX Trust, 2017-IMC E (1 mo. USD LIBOR + 3.250%)	5.169%	10/15/32	2,180,000	2,192,831	(a)(b)
BX Trust, 2017-IMC F (1 mo. USD LIBOR + 4.250%)	6.169%	10/15/32	2,100,000	2,113,812	(a)(b)

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (c) — continued
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	7.388%	5/15/37	4,900,000	$4,714,902	(a)(b)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	150,109	77,522
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	692,806	356,795	(a)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	188,973	180,565
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.338%	12/10/49	1,660,000	790,575	(a)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1 (1 mo. USD LIBOR + 0.260%)	2.220%	11/25/35	194,684	157,745	(a)
Commercial Mortgage Trust, 2013-CR09 E	4.404%	7/10/45	1,552,000	1,012,978	(a)(b)
Commercial Mortgage Trust, 2013-CR12 E	5.248%	10/10/46	630,000	458,094	(a)(b)
Commercial Mortgage Trust, 2016-SAVA B (1 mo. USD LIBOR + 2.300%)	4.197%	10/15/34	2,610,000	2,613,976	(a)(b)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	1,517,783	1,363,304
Countrywide Alternative Loan Trust, 2005-52CB 1A2, IO (-1.000 x 1 mo. USD LIBOR + 5.100%)	3.140%	11/25/35	7,444,445	665,137	(a)
Countrywide Alternative Loan Trust, 2005-76 3A1 (1 mo. USD LIBOR + 0.260%)	2.220%	1/25/46	111,070	107,098	(a)
Countrywide Alternative Loan Trust, 2006-04CB 1A4, IO (-1.000 x 1 mo. USD LIBOR + 5.300%)	3.340%	4/25/36	9,839,853	1,380,168	(a)
Countrywide Alternative Loan Trust, 2006-08T1 1A2, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	3.540%	4/25/36	5,357,675	666,709	(a)
Countrywide Alternative Loan Trust, 2006-21CB A6, IO (-1.000 x 1 mo. USD LIBOR + 5.600%)	3.640%	7/25/36	3,143,642	365,564	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1 (1 year Treasury Constant Maturity Rate + 1.690%)	2.750%	6/19/31	6,132	6,141	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-60 1A1 (12 mo. USD LIBOR + 1.910%)	3.647%	2/25/34	65,805	66,113	(a)
Credit Suisse Mortgage Trust, 2006-C3 AJ	10.185%	6/15/38	292,416	183,900	(a)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	6,159,252	5,035,085
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	3,138,771	3,049,234	(a)
Credit Suisse Mortgage Trust, 2014-11R 09A2 (1 mo. USD LIBOR + 0.140%)	2.037%	10/27/36	5,380,000	3,480,903	(a)(b)
Credit Suisse Mortgage Trust, 2014-11R 14A1 (1 mo. USD LIBOR + 0.200%)	2.097%	6/27/46	1,440,891	1,431,462	(a)(b)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	2,470,000	2,220,472	(b)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	4,280,000	3,611,730	(b)
Credit Suisse Mortgage Trust, 2015-02R 3A1	2.107%	4/27/36	1,526,262	1,498,250	(a)(b)
Credit Suisse Mortgage Trust, 2015-02R 7A1	3.283%	8/27/36	1,338,085	1,371,498	(a)(b)
Credit Suisse Mortgage Trust, 2015-02R 7A2	3.283%	8/27/36	3,860,789	3,462,829	(a)(b)
Credit Suisse Mortgage Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.620%)	9.247%	7/15/32	9,800,000	9,772,031	(a)(b)
CSAIL Commercial Mortgage Trust, 2015-C4 E	3.736%	11/15/48	1,790,000	1,376,302	(a)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	17

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (c) — continued
CSAIL Commercial Mortgage Trust, 2016-C7 D	4.539%	11/15/49	2,170,000	$1,794,647	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2 (1 mo. USD LIBOR + 0.450%)	2.410%	6/25/34	36,336	34,102	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2013-DN1 M2 (1 mo. USD LIBOR + 7.150%)	9.110%	7/25/23	1,070,000	1,298,326	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	12.710%	3/25/25	3,914,066	5,344,101	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 M2 (1 mo. USD LIBOR + 1.300%)	3.260%	3/25/29	3,120,000	3,157,583	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 M2 (1 mo. USD LIBOR + 2.450%)	4.410%	12/25/42	1,880,000	1,941,668	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K015 X1, IO	1.756%	7/25/21	1,524,175	63,412	(a)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	77,918	90,045
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	1,071,920	123,765
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1M2 (1 mo. USD LIBOR + 3.000%)	4.960%	10/25/29	5,540,000	5,926,417	(a)(b)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1 (6 mo. USD LIBOR + 1.880%)	3.321%	2/25/36	123,715	104,868	(a)
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	6,744,814	6,670,499	(a)(b)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	14,428,571	91,101	(b)
GE Business Loan Trust, 2006-1A C (1 mo. USD LIBOR + 0.420%)	2.339%	5/15/34	400,097	372,544	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	395,406	366,755	(a)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.411%	9/16/46	7,735,507	104,968	(a)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.277%	2/16/53	3,611,815	76,552	(a)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.070%	9/16/44	4,600,781	250,199	(a)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	0.757%	6/16/55	712,670	29,834	(a)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	0.365%	2/16/48	1,177,788	30,104	(a)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.849%	9/16/55	2,739,939	150,074	(a)
Government National Mortgage Association (GNMA), 2014-134 IA, IO	0.614%	1/16/55	62,805,757	1,709,444	(a)

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (c) — continued
Government National Mortgage Association (GNMA), 2017-190 IO, IO	0.691%	3/16/60	7,393,474	$458,684	(a)
Government National Mortgage Association (GNMA), 2018-2 IO, IO	0.768%	12/16/59	19,779,274	1,413,468	(a)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1 (1 mo. USD LIBOR + 0.230%)	2.190%	4/25/36	125,378	151,616	(a)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	265,781	230,796
GS Mortgage Securities Trust, 2013-GC14 F	4.922%	8/10/46	890,000	679,041	(a)(b)
GS Mortgage Securities Trust, 2014-GC24 D	4.663%	9/10/47	2,500,000	2,105,518	(a)(b)
GS Mortgage Securities Trust, 2015-GC28	4.470%	2/10/48	2,000,000	1,608,078	(a)(b)
GS Mortgage Securities Trust, 2015-GS1 D	3.268%	11/10/48	1,705,042	1,395,793
HarborView Mortgage Loan Trust, 2006-13 A (1 mo. USD LIBOR + 0.180%)	2.128%	11/19/46	189,793	163,868	(a)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 D	4.094%	11/15/47	2,080,000	1,719,226	(a)(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C27 G	3.000%	2/15/48	2,049,500	891,325	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.142%	4/17/45	1,561,627	1,272,103	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,540,000	1,285,348	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	6.011%	2/12/49	5,740,126	4,367,489	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.168%	2/15/51	367,533	360,925	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-C20 D	4.724%	7/15/47	3,800,000	3,301,003	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M (1 mo. USD LIBOR + 6.225%)	8.122%	10/15/19	1,700,000	1,709,855	(a)(b)
JPMorgan Reremic, 2014-6 3A1 (1 mo. USD LIBOR + 0.210%)	2.107%	7/27/46	2,003,119	1,996,859	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3 (12 mo. USD LIBOR + 2.000%)	3.899%	5/25/34	63,528	63,346	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	1,182,686	905,067	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	1,525,109	1,167,110	(a)(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	426,248	337,460	(a)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	843,501	639,961
Nomura Asset Acceptance Corp., 2006-AF2 4A	4.151%	8/25/36	151,758	125,911	(a)
Residential Accredit Loans Inc., 2006-QO3 A1 (1 mo. USD LIBOR + 0.210%)	2.170%	4/25/46	4,696,861	2,326,057	(a)
Residential Accredit Loans Inc., 2006-QO3 A2 (1 mo. USD LIBOR + 0.260%)	2.220%	4/25/46	742,851	375,545	(a)
Residential Asset Securitization Trust, 2005-A15 2A11, IO (-1.000 x 1 mo. USD LIBOR + 5.550%)	3.590%	2/25/36	10,685,840	1,550,394	(a)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	19

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (c) — continued
Sequoia Mortgage Trust, 2007-4 4A1 (12 mo. USD LIBOR + 1.850%)	3.652%	7/20/47	1,501,483	$1,370,430	(a)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.150%)	6.537%	11/15/27	7,530,000	7,080,894	(a)(b)
Structured ARM Loan Trust, 2004-04 3A2 (6 mo. USD LIBOR + 2.020%)	3.914%	4/25/34	204,734	207,978	(a)
Tharaldson Hotel Portfolio Trust, 2018-THL G (1 mo. USD LIBOR + 6.350%)	8.246%	11/11/34	5,000,000	4,991,890	(a)(b)
Tharaldson Hotel Portfolio Trust, 2018-THL H (1 mo. USD LIBOR +9.800%)	11.696%	11/11/34	5,000,000	4,992,490	(a)(b)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	2,080,000	1,383,978	(a)(b)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	3,650,000	1,710,434	(a)(b)
Wachovia Bank Commercial Mortgage Trust, 2007-C33 AJ	6.209%	2/15/51	7,510,000	7,483,246	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A (1 mo. USD LIBOR + 0.720%)	2.658%	11/25/34	3,780,072	3,779,638	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR3 A1B (12 mo. Monthly Treasury Average Index + 1.000%)	2.378%	2/25/46	3,286,732	3,046,039	(a)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	754,701	739,101	(a)(b)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	750,000	504,570	(b)
Wells Fargo Commercial Mortgage Trust, 2015-C26 E	3.250%	2/15/48	1,730,000	1,068,671	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1 (1 year Treasury Constant Maturity Rate + 2.490%)	3.797%	5/25/35	61,583	62,095	(a)
Total Collateralized Mortgage Obligations (Cost — $190,529,831)				190,826,712
Corporate Bonds & Notes — 20.2%
Consumer Discretionary — 2.1%
Auto Components — 0.4%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,160,000	1,064,300	(b)
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	286,000	294,938
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	200,000	190,250
IHO Verwaltungs GmbH, Senior Secured Bonds (4.500% Cash or 5.250% PIK)	4.500%	9/15/23	2,030,000	1,964,025	(b)(d)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	480,000	452,400	(b)(d)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	866,000	881,138	(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,730,000	1,745,656	(b)
Total Auto Components				6,592,707
Automobiles — 0.2%
General Motors Co., Senior Notes	3.500%	10/2/18	1,180,000	1,183,445
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	500,000	512,638

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Automobiles — continued
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	120,000	$118,895
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	800,000	812,899
Total Automobiles				2,627,877
Diversified Consumer Services — 0.1%
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,550,000	1,467,679	(b)
Hotels, Restaurants & Leisure — 0.2%
Aramark Services Inc., Senior Notes	5.000%	4/1/25	1,020,000	1,022,550	(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	520,000	499,200
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	1,090,000	1,122,019	(b)
Total Hotels, Restaurants & Leisure				2,643,769
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.750%	11/15/22	500,000	499,425
Lennar Corp., Senior Notes	4.500%	4/30/24	380,000	369,550
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	300,000	300,750
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	457,886
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	930,000	953,250
Total Household Durables				2,580,861
Media — 0.9%
21st Century Fox America Inc., Senior Bonds	8.450%	8/1/34	440,000	621,871
Altice France SA, Senior Secured Bonds	6.000%	5/15/22	560,000	558,600	(b)
Altice France SA, Senior Secured Bonds	6.250%	5/15/24	900,000	876,375	(b)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	2,140,000	2,089,175	(b)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	1,010,000	987,668
DISH DBS Corp., Senior Notes	7.875%	9/1/19	350,000	363,475
DISH DBS Corp., Senior Notes	6.750%	6/1/21	820,000	822,050
DISH DBS Corp., Senior Notes	5.875%	7/15/22	670,000	630,973
DISH DBS Corp., Senior Notes	5.875%	11/15/24	330,000	275,451
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	2,460,000	2,550,075	(b)
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	2,040,000	1,996,650	(b)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	650,000	759,372
UBM PLC, Notes	5.750%	11/3/20	920,000	941,918	(b)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	1,450,000	1,338,930	(b)
Total Media				14,812,583

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	21

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	2,540,000	$2,492,375	(b)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	1,120,000	1,134,000
Total Textiles, Apparel & Luxury Goods				3,626,375
Total Consumer Discretionary				34,351,851
Consumer Staples — 0.5%
Beverages — 0.0%
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	660,000	690,109
Food & Staples Retailing — 0.1%
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	17,205	17,649	(b)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	59,392	63,868
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	350,165
Kroger Co., Senior Notes	5.150%	8/1/43	560,000	570,094
Total Food & Staples Retailing				1,001,776
Food Products — 0.1%
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,470,000	1,478,324
Tobacco — 0.3%
BAT Capital Corp., Senior Notes	3.557%	8/15/27	2,230,000	2,107,528	(b)
BAT Capital Corp., Senior Notes	4.540%	8/15/47	2,090,000	1,993,804	(b)
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	600,000	598,069
Reynolds American Inc., Senior Notes	8.125%	6/23/19	810,000	852,461
Total Tobacco				5,551,862
Total Consumer Staples				8,722,071
Energy — 4.4%
Energy Equipment & Services — 0.1%
Ensco PLC, Senior Notes	8.000%	1/31/24	460,000	461,150
Halliburton Co., Senior Notes	4.850%	11/15/35	910,000	961,969
Total Energy Equipment & Services				1,423,119
Oil, Gas & Consumable Fuels — 4.3%
Anadarko Petroleum Corp., Senior Bonds	7.950%	6/15/39	2,330,000	3,168,499
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	2,890,000	2,995,129
Antero Resources Corp., Senior Notes	5.000%	3/1/25	830,000	828,705
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	1,070,000	1,059,147
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	450,000	448,875
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	46,000	48,818	(b)
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	120,000	113,400
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	3,490,000	3,390,092
Continental Resources Inc., Senior Notes	4.375%	1/15/28	350,000	350,129
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,340,000	1,437,150	(b)

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Devon Energy Corp., Senior Notes	5.850%	12/15/25	210,000	$233,935
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	45,057
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	720,000	693,000
Ecopetrol SA, Senior Notes	5.875%	9/18/23	2,200,000	2,333,100
Ecopetrol SA, Senior Notes	5.375%	6/26/26	350,000	359,275
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,620,000	1,554,795
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	4,550,000	4,509,136	(b)
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	200,405	(b)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	530,000	541,687	(b)
Kerr-McGee Corp., Notes	6.950%	7/1/24	380,000	438,380
Kinder Morgan Energy Partners LP, Senior Notes	3.950%	9/1/22	360,000	362,407
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,220,000	1,520,663
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	160,000	165,807	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,360,000	2,544,099	(e)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,400,000	1,471,820	(b)
LUKOIL International Finance BV, Senior Notes	6.656%	6/7/22	350,000	377,303	(e)
MPLX LP, Senior Notes	4.875%	6/1/25	550,000	569,950
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	2,930,000	2,855,724	(b)
Noble Energy Inc., Senior Notes	4.150%	12/15/21	800,000	816,588
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	171,000	173,993
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	690,000	655,396
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	2,197,125
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	5,040,000	4,407,480
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	280,000	296,078
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	3,400,000	2,848,860
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,810,000	1,927,650
QEP Resources Inc., Senior Notes	5.250%	5/1/23	305,000	300,044
Range Resources Corp., Senior Notes	5.875%	7/1/22	200,000	202,500
Range Resources Corp., Senior Notes	5.000%	3/15/23	170,000	165,750
Range Resources Corp., Senior Notes	4.875%	5/15/25	420,000	396,900
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	2,085,234
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	2,240,000	2,350,072	(b)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	2,540,000	2,933,700	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	3,110,000	2,997,262	(b)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	2,990,000	2,825,550	(b)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	200,000	204,500
Whiting Petroleum Corp., Senior Notes	6.625%	1/15/26	460,000	471,500	(b)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	23

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	220,000	$231,550
WPX Energy Inc., Senior Notes	6.000%	1/15/22	20,000	21,100
WPX Energy Inc., Senior Notes	8.250%	8/1/23	2,660,000	3,032,400
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	3,300,000	3,456,750	(b)
Total Oil, Gas & Consumable Fuels				69,614,469
Total Energy				71,037,588
Financials — 4.8%
Banks — 3.5%
BAC Capital Trust XIV, Junior Subordinated Notes (the greater of 3 mo. USD LIBOR + 0.400% or 4.000%)	4.000%	6/18/18	370,000	329,763	(a)(f)
Banco Mercantil De Norte, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	260,000	256,295	(a)(b)(f)
Banco Mercantil De Norte, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	260,000	259,285	(a)(b)(f)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	300,000	287,937	(a)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	631,000	596,860	(a)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	1,720,000	1,705,553
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,930,000	1,929,389
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,120,000	1,304,623	(b)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	950,000	997,500	(a)(b)(f)
BPCE SA, Subordinated Bonds (12.500% to 9/30/19 then 3 mo. USD LIBOR + 12.980%)	12.500%	9/30/19	1,022,000	1,126,121	(a)(b)(f)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,680,000	2,752,804	(b)
CIT Group Inc., Senior Notes	5.000%	8/15/22	824,000	839,450
Citigroup Inc., Junior Subordinated Bonds (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	1,310,000	1,321,463	(a)(f)
Citigroup Inc., Senior Notes	4.650%	7/30/45	1,308,000	1,334,346
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,680,000	1,799,519
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	2,610,000	2,588,579
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	2,150,000	2,182,524
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	300,000	296,210
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	1,300,000	1,361,750	(a)(b)(f)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,650,000	1,799,655	(a)(b)(f)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	300,000	304,143	(a)(f)

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
HSBC Holdings PLC, Junior Subordinated Bonds (6.000% to 5/22/27 then USD 5 year ICE Swap Rate + 3.746%)	6.000%	5/22/27	780,000	$748,800	(a)(f)
HSBC Holdings PLC, Subordinated Bonds (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	1,830,000	1,834,117	(a)(f)
HSBC Holdings PLC, Subordinated Bonds (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,830,000	1,816,275	(a)(f)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,050,000	1,038,816
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,390,966	(b)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	530,000	497,333	(b)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,230,000	1,122,955	(b)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,230,000	1,223,836
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	941,176	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,700,000	1,804,109
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	7,320,000	7,465,531
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	900,000	888,049	(b)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,390,000	1,498,126	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	7/2/18	130,000	128,798	(a)(f)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	4,768,000	4,899,004
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	820,000	809,069
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	3,740,000	3,715,358
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	496,440
Total Banks				57,692,527
Capital Markets — 0.4%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	310,000	312,073
Goldman Sachs Capital II, Junior Subordinated Bonds (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	7/2/18	75,000	64,125	(a)(f)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	740,000	750,540
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	646,060
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	1,910,000	2,297,659
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,610,000	1,598,926
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	530,000	547,813
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	7/2/18	100,000	0	*(f)(g)(h)(i)(j)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	*(h)(i)(j)(k)
Total Capital Markets				6,217,196
Consumer Finance — 0.2%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,140,000	1,373,700
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,288,000	1,373,008
Navient Corp., Senior Notes	5.500%	1/15/19	640,000	648,160
Total Consumer Finance				3,394,868

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	25

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,850,000		$1,900,905
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	1,440,000		1,450,673
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,150,000		1,177,709
DAE Funding LLC, Senior Notes	4.500%	8/1/22	232,000		222,140	(b)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	220,000		207,900	(b)
Indian Railway Finance Corp. Ltd., Senior Secured Bonds	7.270%	6/15/27	100,000,000	INR	1,383,661
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	170,000		168,300	(b)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,250,000		1,229,688	(b)
Power Finance Corp. Ltd., Senior Bonds	7.280%	6/10/22	100,000,000	INR	1,442,232
Total Diversified Financial Services					9,183,208
Insurance — 0.1%
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	830,000		895,985
Thrifts & Mortgage Finance — 0.0%
Quicken Loans Inc., Senior Notes	5.250%	1/15/28	650,000		597,188	(b)
Total Financials					77,980,972
Health Care — 2.5%
Biotechnology — 0.1%
Celgene Corp., Senior Notes	3.625%	5/15/24	160,000		157,181
Celgene Corp., Senior Notes	5.000%	8/15/45	460,000		462,522
Total Biotechnology					619,703
Health Care Equipment & Supplies — 0.4%
Becton, Dickinson & Co., Senior Notes	3.700%	6/6/27	4,110,000		3,915,772
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,750,000		2,780,938	(b)
Total Health Care Equipment & Supplies					6,696,710
Health Care Providers & Services — 1.8%
Aetna Inc., Senior Notes	2.800%	6/15/23	170,000		163,511
Anthem Inc., Senior Notes	3.125%	5/15/22	500,000		494,082
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,120,000		1,080,800
Cardinal Health Inc., Senior Notes	3.410%	6/15/27	1,150,000		1,068,406
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	3,750,000		3,510,032
Centene Corp., Senior Notes	5.625%	2/15/21	90,000		92,629
Centene Corp., Senior Notes	4.750%	5/15/22	160,000		162,400
Centene Corp., Senior Notes	6.125%	2/15/24	370,000		389,888
Centene Corp., Senior Notes	4.750%	1/15/25	2,100,000		2,092,125

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
CVS Health Corp., Senior Notes	2.750%	12/1/22	600,000	$577,781
CVS Health Corp., Senior Notes	4.000%	12/5/23	620,000	627,054
CVS Health Corp., Senior Notes	4.100%	3/25/25	3,630,000	3,648,349
CVS Health Corp., Senior Notes	4.300%	3/25/28	4,650,000	4,635,873
CVS Health Corp., Senior Notes	5.050%	3/25/48	1,660,000	1,709,041
Dignity Health, Secured Bonds	5.267%	11/1/64	860,000	883,414
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	430,000	435,771	(b)
Hackensack Meridian Health Inc., Secured Bonds	4.211%	7/1/48	1,060,000	1,080,015
HCA Inc., Senior Notes	7.500%	2/15/22	540,000	591,300
HCA Inc., Senior Notes	5.875%	5/1/23	1,170,000	1,219,725
HCA Inc., Senior Secured Notes	5.250%	6/15/26	10,000	9,988
HCA Inc., Senior Secured Notes	5.500%	6/15/47	740,000	691,900
Humana Inc., Senior Notes	3.150%	12/1/22	1,160,000	1,144,832
Humana Inc., Senior Notes	8.150%	6/15/38	480,000	682,901
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	181,288
UnitedHealth Group Inc., Senior Notes	4.625%	7/15/35	1,200,000	1,290,298
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	570,000	574,988
Total Health Care Providers & Services				29,038,391
Pharmaceuticals — 0.2%
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	80,000	68,604
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	580,000	470,156
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	1,900,000	1,942,750	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	140,000	132,825	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	470,000	493,500	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	9.250%	4/1/26	210,000	220,947	(b)
Valeant Pharmaceuticals International Inc., Senior Notes	8.500%	1/31/27	130,000	132,681	(b)(l)
Total Pharmaceuticals				3,461,463
Total Health Care				39,816,267
Industrials — 0.5%
Airlines — 0.0%
Air 2 U.S., Notes	8.027%	10/1/19	40,829	41,340	(b)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	558,751	589,195
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	6,305	6,762
Total Airlines				637,297

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	27

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 0.2%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	$299,935
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	1,870,000	1,933,112
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	600,000	595,500
Total Commercial Services & Supplies				2,828,547
Industrial Conglomerates — 0.2%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	708,750	(b)
General Electric Co., Senior Notes	5.875%	1/14/38	1,320,000	1,513,498
General Electric Co., Senior Notes	6.875%	1/10/39	670,000	855,649
Total Industrial Conglomerates				3,077,897
Machinery — 0.1%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	920,000	915,400	(b)
Trading Companies & Distributors — 0.0%
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	260,000	240,500	(b)
Total Industrials				7,699,641
Information Technology — 0.5%
IT Services — 0.2%
First Data Corp., Senior Notes	7.000%	12/1/23	60,000	63,012	(b)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,800,000	1,804,950	(b)
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	834,669	(b)
Total IT Services				2,702,631
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., Senior Notes	3.700%	7/29/25	70,000	71,095
Intel Corp., Senior Notes	3.734%	12/8/47	882,000	846,462	(b)
Total Semiconductors & Semiconductor Equipment				917,557
Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	2,065,000	2,073,753	(b)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	1,705,000	1,738,061	(b)
Total Technology Hardware, Storage & Peripherals				3,811,814
Total Information Technology				7,432,002
Materials — 2.8%
Chemicals — 0.7%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	6,010,000	6,614,366	(e)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,294,590
OCP SA, Senior Notes	5.625%	4/25/24	3,460,000	3,563,630	(b)
Total Chemicals				11,472,586
Construction Materials — 0.0%
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	250,000	245,875	(b)

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,430,000	$1,404,975	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	650,000	648,180	(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	550,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	639,611	644,408
Suzano Austria GmbH, Senior Notes	7.000%	3/16/47	3,300,000	3,519,450	(b)
WestRock RKT Co., Senior Notes	3.500%	3/1/20	70,000	70,398
Total Containers & Packaging				6,837,411
Metals & Mining — 1.6%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	4,540,000	4,824,658	(b)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	1,850,000	1,765,617	(b)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	290,000	272,966	(b)
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	1,520,000	1,770,800
ArcelorMittal SA, Senior Notes	7.000%	3/1/41	840,000	953,409
Arconic Inc., Senior Notes	5.870%	2/23/22	1,170,000	1,228,617
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	380,000	428,661
BHP Billiton Finance USA Ltd., Subordinated Notes (6.750% to 10/19/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	1,330,000	1,450,365	(a)(b)
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	580,000	552,450	(b)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	850,000	809,625	(b)
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	380,000	409,450
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	3,190,000	2,894,925
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	120,000	120,037	(b)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	1,490,000	1,425,871	(b)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	6,460,000	7,280,420
Total Metals & Mining				26,187,871
Total Materials				44,743,743
Real Estate — 0.2%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,240,000	1,168,775
Real Estate Management & Development — 0.1%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	2,580,000	2,637,405	(e)
Total Real Estate				3,806,180

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	29

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 1.1%
Diversified Telecommunication Services — 0.4%
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	1,130,000		$1,065,732	(b)
British Telecommunications PLC, Bonds	9.125%	12/15/30	1,710,000		2,430,766
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,900,000		2,896,375	(b)
Total Diversified Telecommunication Services					6,392,873
Wireless Telecommunication Services — 0.7%
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,310,000		2,379,069
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	816,000		836,767	(b)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	4,810,000		5,154,636	(b)
Vodafone Group PLC, Senior notes	4.375%	5/30/28	3,840,000		3,838,982
Total Wireless Telecommunication Services					12,209,454
Total Telecommunication Services					18,602,327
Utilities — 0.8%
Electric Utilities — 0.7%
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	2,990,000		2,940,784
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	3,186,000		4,209,794
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,210,000		1,405,280
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	300,000		341,486
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	3,400,000		3,564,900	(e)
Total Electric Utilities					12,462,244
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	230,000		230,000	(b)
NTPC Ltd., Senior Secured Bonds	6.720%	11/24/21	50,000,000	INR	710,740
Total Independent Power and Renewable Electricity Producers					940,740
Total Utilities					13,402,984
Total Corporate Bonds & Notes (Cost — $326,176,481)					327,595,626
Mortgage-Backed Securities — 1.8%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	459,705		474,882
FNMA — 1.4%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	507,875		541,745
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	471,091		508,713
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	12,726,803		12,788,297
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	1,252,203		1,291,075
Federal National Mortgage Association (FNMA)	3.000%	6/13/48	6,900,000		6,697,852	(m)
Total FNMA					21,827,682

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
GNMA — 0.4%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	128,365		$135,147
Government National Mortgage Association (GNMA) II	3.000%	11/20/47	1,959,596		1,922,191
Government National Mortgage Association (GNMA) II	3.000%	6/21/48	4,100,000		4,018,000	(m)
Total GNMA					6,075,338
Total Mortgage-Backed Securities (Cost — $28,588,791)					28,377,902
Municipal Bonds — 0.3%
Florida — 0.0%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	200,000		210,120
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	1,470,000		1,515,438
Illinois State, GO	5.100%	6/1/33	3,100,000		2,988,834
Total Illinois					4,504,272
Total Municipal Bonds (Cost — $4,693,275)					4,714,392
Non-U.S. Treasury Inflation Protected Securities — 3.2%
Argentina — 0.1%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds	4.000%	3/6/20	29,970,000	ARS	1,209,372
Germany — 0.4%
Bundesrepublik Deutscheland, Inflation Linked Bonds	0.100%	4/15/26	5,769,664	EUR	7,510,347	(e)
Japan — 2.7%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	1,124,880,000	JPY	10,793,305
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/24	1,706,800,000	JPY	16,439,629
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	103,800,000	JPY	993,583
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/25	1,006,000,000	JPY	9,708,129
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/26	592,701,573	JPY	5,757,844
Total Japan					43,692,490
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $49,451,298)					52,412,209
Senior Loans — 5.2%
Consumer Discretionary — 2.0%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.730%	5/2/22	1,809,050		1,807,353	(a)(n)(o)
Hotels, Restaurants & Leisure — 1.0%
1011778 B.C. Unlimited Liability Co., Term Loan B3 (1 mo. LIBOR + 2.250%)	4.230%	2/16/24	995,801		996,730	(a)(n)(o)
Aristocrat Technologies Inc., 2018 First Lien Term Loan B (3 mo. LIBOR + 1.750%)	4.105%	5/1/24	1,269,784		1,266,346	(a)(n)(o)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	31

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	4.255%	9/15/23	761,484	$766,183	(a)(n)(o)
Caesars Resort Collection LLC, 2017 First Lien Term Loan B (1 mo. LIBOR + 2.750%)	4.730%	12/22/24	2,032,475	2,036,467	(a)(n)(o)
Four Seasons Hotels Ltd., New First Lien Term Loan (1 mo. LIBOR + 2.000%)	3.980%	11/30/23	2,034,851	2,043,935	(a)(n)(o)
Golden Nugget Inc., 2017 Incremental Term Loan (1 mo. LIBOR + 2.750%)	4.678-4.730%	10/4/23	2,025,510	2,040,126	(a)(n)(o)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	3.710%	10/25/23	2,034,696	2,045,721	(a)(n)(o)
Mohegan Tribal Gaming Authority, 2016 Term Loan B (1 mo. LIBOR + 4.000%)	5.980%	10/13/23	1,048,106	1,012,296	(a)(n)(o)
Scientific Games International Inc., 2018 Term Loan B5 (1 mo. LIBOR + 2.750%)	4.730%	8/14/24	2,012,475	2,022,851	(a)(n)(o)
Station Casinos LLC, 2016 Term Loan B (1 mo. LIBOR + 2.500%)	4.490%	6/8/23	1,334,679	1,337,323	(a)(n)(o)
Total Hotels, Restaurants & Leisure				15,567,978
Media — 0.5%
CBS Radio Inc., 2017 Term Loan B	4.698%	11/17/24	2,029,246	2,026,288	(a)(n)(o)
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.990%	4/30/25	2,030,932	2,037,660	(a)(n)(o)
Lions Gate Entertainment Corp., 2018 Term Loan B (1 mo. LIBOR + 2.250%)	4.211%	3/24/25	377,748	378,220	(a)(n)(o)
Numericable Group SA, USD Term Loan B12 (3 mo. LIBOR + 3.000%)	5.348%	1/31/26	982,500	968,991	(a)(n)(o)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	4.730%	3/15/24	2,502,095	2,417,477	(a)(n)(o)
Total Media				7,828,636
Specialty Retail — 0.4%
Academy Ltd., 2015 Term Loan B	5.907-6.017%	7/1/22	1,995,246	1,587,468	(a)(n)(o)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 2.750%)	4.673-4.730%	11/8/23	1,125,750	1,125,609	(a)(n)(o)
Michaels Stores Inc., 2018 Term Loan B	4.418-4.476%	1/28/23	1,441,704	1,440,803	(a)(n)(o)
Party City Holdings Inc., 2018 Term Loan B	4.740-5.280%	8/19/22	1,683,919	1,692,864	(a)(n)(o)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.920%	3/11/22	1,514,237	1,185,972	(a)(n)(o)
Total Specialty Retail				7,032,716
Total Consumer Discretionary				32,236,683
Consumer Staples — 0.3%
Food & Staples Retailing — 0.1%
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	5.319%	6/22/23	2,010,959	1,989,593	(a)(n)(o)

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — 0.2%
Post Holdings Inc., 2017 Series A Incremental Term Loan (1 mo. LIBOR + 2.000%)	3.970%	5/24/24	2,009,075	$2,014,483	(a)(n)(o)
Total Consumer Staples				4,004,076
Financials — 0.1%
Capital Markets — 0.1%
RPI Finance Trust, Term Loan B6 (3 mo. LIBOR + 2.000%)	4.302%	3/27/23	1,271,954	1,276,625	(a)(n)(o)
Health Care — 0.5%
Health Care Providers & Services — 0.3%
Global Medical Response Inc., 2018 Term Loan B1 (1 mo. LIBOR + 3.250%)	5.173%	4/28/22	1,345,786	1,346,253	(a)(n)(o)
HCA Inc., 2018 Term Loan B10 (1 mo. LIBOR + 2.000%)	3.980%	3/13/25	1,118,721	1,128,370	(a)(n)(o)
Jaguar Holding Co. II, 2018 Term Loan	4.480-4.802%	8/18/22	1,661,298	1,662,207	(a)(n)(o)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 2.750%)	5.052%	6/7/23	1,999,098	2,006,059	(a)(n)(o)
RadNet Inc., Reprice Term Loan	5.850-7.250%	6/30/23	816,793	827,514	(a)(i)(n)(o)
Total Health Care Providers & Services				6,970,403
Health Care Technology — 0.1%
Change Healthcare Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.730%	3/1/24	940,500	941,172	(a)(n)(o)
Life Sciences Tools & Services — 0.1%
PAREXEL International Corp., Term Loan B (1 mo. LIBOR + 2.750%)	4.730%	9/27/24	885,000	885,000	(a)(n)(o)
Total Health Care				8,796,575
Industrials — 0.9%
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.948%	1/15/25	2,029,375	2,013,694	(a)(n)(o)
XPO Logistics Inc., 2018 Term Loan B (1 mo. LIBOR + 2.000%)	3.961%	2/24/25	1,824,047	1,830,577	(a)(n)(o)
Total Air Freight & Logistics				3,844,271
Building Products — 0.1%
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.730%	11/15/23	2,026,198	2,030,279	(a)(n)(o)
Commercial Services & Supplies — 0.2%
Brickman Group Ltd. LLC, First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.935-4.980%	12/18/20	2,824,203	2,843,399	(a)(n)(o)
Professional Services — 0.1%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.980%	4/10/23	2,012,517	2,012,726	(a)(n)(o)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	33

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — 0.2%
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	4.178%	1/2/25	1,850,000	$1,853,469	(a)(n)(o)
Delos Finance SARL, 2018 Term Loan B (3 mo. LIBOR + 1.750%)	4.052%	10/6/23	1,000,000	1,005,179	(a)(n)(o)
Total Trading Companies & Distributors				2,858,648
Transportation Infrastructure — 0.1%
Flying Fortress Inc., 2018 Term Loan B (3 mo. LIBOR + 1.750%)	4.052%	10/30/22	1,210,000	1,218,949	(a)(n)(o)
Total Industrials				14,808,272
Information Technology — 0.4%
IT Services — 0.2%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.000%)	3.965%	4/26/24	2,009,694	2,010,564	(a)(n)(o)
Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., 2017 First Lien Term Loan (1 mo. LIBOR + 2.000%)	3.980%	3/31/23	1,979,633	1,987,193	(a)(n)(o)
Software — 0.1%
Dell International LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.990%	9/7/23	1,731,300	1,731,764	(a)(n)(o)
Total Information Technology				5,729,521
Materials — 0.4%
Construction Materials — 0.1%
American Builders & Contractors Supply Co. Inc., 2018 Term Loan B (1 mo. LIBOR + 2.000%)	3.980%	10/31/23	1,918,197	1,913,202	(a)(n)(o)
Containers & Packaging — 0.3%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	3.928-3.980%	10/1/22	2,031,132	2,039,224	(a)(n)(o)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.730%	2/5/23	2,025,560	2,033,271	(a)(n)(o)
Total Containers & Packaging				4,072,495
Total Materials				5,985,697
Real Estate — 0.2%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B (1 Week LIBOR + 2.000%)	3.754%	4/25/23	2,009,496	2,012,008	(a)(n)(o)
Real Estate Management & Development — 0.1%
CityCenter Holdings LLC, 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.230%	4/18/24	1,200,925	1,203,426	(a)(n)(o)
Realogy Corp., 2018 Term Loan B (1 mo. LIBOR + 2.250%)	4.179%	2/8/25	391,060	393,651	(a)(n)(o)
Total Real Estate Management & Development				1,597,077
Total Real Estate				3,609,085

See Notes to Financial Statements.

34	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.3%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.730%	1/31/25	316,800		$313,293	(a)(n)(o)
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	4.211%	2/22/24	1,270,000		1,273,076	(a)(n)(o)
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	4.169%	9/30/25	2,010,000		2,011,570	(a)(n)(o)
Virgin Media Bristol LLC, 2017 USD Term Loan (1 mo. LIBOR + 2.500%)	4.419%	1/15/26	896,677		895,416	(a)(n)(o)
Total Diversified Telecommunication Services					4,493,355
Wireless Telecommunication Services — 0.1%
CSC Holdings LLC, 2017 First Lien Term Loan (1 mo. LIBOR + 2.250%)	4.169%	7/17/25	1,277,409		1,273,564	(a)(n)(o)
Sprint Communications Inc., First Lien Term Loan B (1 mo. LIBOR + 2.500%)	4.500%	2/2/24	1,188,000		1,189,485	(a)(n)(o)
Total Wireless Telecommunication Services					2,463,049
Total Telecommunication Services					6,956,404
Total Senior Loans (Cost — $84,267,875)					83,402,938
Sovereign Bonds — 11.1%
Argentina — 1.5%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	1,720,000		1,657,650	(b)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,750,000		1,784,580	(b)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	2,270,000		2,160,609	(b)
Republic of Argentina, Bonds	21.200%	9/19/18	2,443,000	ARS	94,599
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.935%	6/21/20	129,420,000	ARS	5,420,508	(a)
Republic of Argentina, Bonds	18.200%	10/3/21	114,970,000	ARS	4,206,021
Republic of Argentina, Senior Bonds	5.625%	1/26/22	2,730,000		2,620,800
Republic of Argentina, Senior Bonds	7.500%	4/22/26	1,130,000		1,115,604
Republic of Argentina, Senior Bonds	7.125%	7/6/36	340,000		299,030
Republic of Argentina, Senior Bonds	7.625%	4/22/46	360,000		319,500
Republic of Argentina, Senior Notes	6.875%	1/26/27	1,100,000		1,040,325
Republic of Argentina, Senior Notes	5.875%	1/11/28	250,000		219,375
Republic of Argentina, Senior Notes	6.875%	1/11/48	3,280,000		2,706,000
Total Argentina					23,644,601
Brazil — 0.9%
Federative Republic of Brazil, Notes	10.000%	1/1/21	33,504,000	BRL	9,225,548
Federative Republic of Brazil, Notes	10.000%	1/1/23	13,490,000	BRL	3,582,345
Federative Republic of Brazil, Notes	10.000%	1/1/25	5,000,000	BRL	1,286,963
Federative Republic of Brazil, Notes	10.000%	1/1/27	2,532,000	BRL	634,517
Total Brazil					14,729,373

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	35

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Ecuador — 0.7%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	1,420,000		$1,485,959	(b)
Republic of Ecuador, Senior Bonds	8.750%	6/2/23	800,000		777,960	(e)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	1,680,000		1,589,700	(e)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	960,000		946,032	(b)
Republic of Ecuador, Senior Notes	9.625%	6/2/27	1,650,000		1,627,643	(b)
Republic of Ecuador, Senior Notes	8.875%	10/23/27	4,960,000		4,644,792	(b)
Total Ecuador					11,072,086
Egypt — 0.2%
Arab Republic of Egypt, Senior Notes	6.125%	1/31/22	3,600,000		3,644,690	(e)
Ghana — 0.5%
Republic of Ghana, Bonds	10.750%	10/14/30	5,880,000		7,409,976	(b)
Guatemala — 0.1%
Republic of Guatemala, Senior Notes	4.375%	6/5/27	2,200,000		2,079,000	(b)
India — 2.2%
Republic of India, Senior Bonds	6.840%	12/19/22	580,000,000	INR	8,275,093
Republic of India, Senior Bonds	7.350%	6/22/24	650,000,000	INR	9,336,420
Republic of India, Senior Bonds	7.590%	1/11/26	620,000,000	INR	8,941,800
Republic of India, Senior Bonds	7.590%	3/20/29	600,000,000	INR	8,542,215
Total India					35,095,528
Indonesia — 1.1%
Republic of Indonesia, Senior Bonds	7.000%	5/15/27	200,000,000,000	IDR	14,364,879
Republic of Indonesia, Senior Notes	3.500%	1/11/28	490,000		459,467
Republic of Indonesia, Senior Notes	4.625%	4/15/43	1,310,000		1,234,213	(e)
Republic of Indonesia, Senior Notes	5.125%	1/15/45	1,180,000		1,187,993	(e)
Republic of Indonesia, Senior Notes	4.350%	1/11/48	550,000		504,603
Total Indonesia					17,751,155
Kenya — 0.1%
Republic of Kenya, Senior Notes	6.875%	6/24/24	780,000		791,483	(e)
Republic of Kenya, Senior Notes	7.250%	2/28/28	530,000		534,338	(b)
Total Kenya					1,325,821
Mexico — 2.0%
United Mexican States, Senior Bonds	6.500%	6/9/22	338,026,900	MXN	16,203,882
United Mexican States, Senior Bonds	10.000%	12/5/24	19,150,000	MXN	1,070,124
United Mexican States, Senior Bonds	7.500%	6/3/27	146,140,000	MXN	7,190,991
United Mexican States, Senior Bonds	7.750%	11/13/42	117,201,900	MXN	5,763,826
United Mexican States, Senior Bonds	8.000%	11/7/47	55,430,000	MXN	2,799,040
Total Mexico					33,027,863

See Notes to Financial Statements.

36	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Nigeria — 0.1%
Republic of Nigeria, Senior Notes	7.143%	2/23/30	680,000		$682,985	(b)
Republic of Nigeria, Senior Notes	7.625%	11/28/47	1,410,000		1,393,430	(b)
Total Nigeria					2,076,415
Russia — 1.1%
Russian Federal Bond, Bonds	8.150%	2/3/27	52,000,000	RUB	880,820
Russian Federal Bond, Bonds	7.050%	1/19/28	951,681,000	RUB	15,065,472
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	1,600,000		1,666,072	(b)
Total Russia					17,612,364
Senegal — 0.2%
Republic of Senegal, Bonds	6.250%	5/23/33	3,700,000		3,432,534	(b)
Uruguay — 0.4%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28	142,900,000	UYU	4,195,177	(b)
Republic of Uruguay, Senior Notes	9.875%	6/20/22	61,530,000	UYU	2,010,721	(b)
Total Uruguay					6,205,898
Total Sovereign Bonds (Cost — $207,378,220)					179,107,304
U.S. Treasury Inflation Protected Securities — 1.1%
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	2,430,489		2,699,364
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	6,919,710		6,668,731
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	2,990,918		3,061,539
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	4,393,353		4,360,666
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/26	1,540,724		1,476,078
Total U.S. Treasury Inflation Protected Securities (Cost — $17,919,233)					18,266,378

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%) (Cost — $1,171,775)	8.128%		47,249		1,233,672	(a)

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.9%
Exchange-Traded Purchased Options — 0.3%
Eurodollar Futures, Put @ $96.75	3/18/19	2,707	6,767,500		50,756
Eurodollar Futures, Put @ $97.00	12/17/18	2,707	6,767,500		50,756
Eurodollar Futures, Put @ $97.63	6/18/18	2,706	6,765,000		84,563
U.S. Treasury 2-Year Notes Futures, Put @ $104.75	8/24/18	180	360,000		180
U.S. Treasury 5-Year Notes Futures, Call @ $113.50	6/22/18	496	496,000		275,125

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	37

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Security		Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 5-Year Notes Futures, Put @ $107.50		7/27/18	852	852,000	$6,654
U.S. Treasury 10-Year Notes Futures, Call @ $118.50		6/22/18	444	444,000	881,062
U.S. Treasury 10-Year Notes Futures, Call @ $121.00		6/22/18	1,148	1,148,000	340,812
U.S. Treasury Long-Term Bonds Futures, Call @ $144.00		8/24/18	449	449,000	1,220,719
U.S. Treasury Long-Term Bonds Futures, Call @ $145.00		8/24/18	449	449,000	975,172
U.S. Treasury Long-Term Bonds Futures, Call @ $146.00		6/22/18	1,437	1,437,000	1,032,844
U.S. Treasury Long-Term Bonds Futures, Put @ $140.00		6/22/18	861	861,000	53,813
Total Exchange-Traded Purchased Options (Cost — $2,098,582)					4,972,456

	Counterparty
OTC Purchased Options — 0.6%
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.HY.29 Index, Call @ $107.00	Bank of America N.A.	6/20/18	16,710,000	16,710,000	22,626
Credit default swaption with BNP Paribas to buy protection on Markit CDX.EM.29 Index, Put @ $95.00	BNP Paribas	7/18/18	28,700,000	28,700,000	69,859
Interest rate swaption with Bank of America N.A., Put @ 3.00%	Bank of America N.A.	2/1/23	126,550,000	126,550,000	6,042,884
Interest rate swaption with Bank of America N.A., Put @ 3.15%	Bank of America N.A.	2/2/23	63,340,000	63,340,000	2,684,844
iShares J.P. Morgan USD Emerging Markets Bond ETF, Call @ $109.00	Barclays Bank PLC	7/20/18	306,713	33,382,643	238,236
U.S. Dollar/Brazilian Real, Put @ 3.48 BRL	Citibank N.A.	8/2/18	11,625,000	11,625,000	30,027
U.S. Dollar/Brazilian Real, Put @ 3.59 BRL	Morgan Stanley & Co. Inc.	8/15/18	8,400,000	8,400,000	80,061
U.S. Dollar/Canadian Dollar, Put @ 1.29 CAD	Barclays Bank PLC	6/20/18	11,300,000	11,300,000	56,670
U.S. Dollar/Euro, Call @ $1.17	Barclays Bank PLC	8/16/18	26,200,000	26,200,000	348,617
U.S. Dollar/Mexican Peso, Put @ 18.73 MXN	Citibank N.A.	8/2/18	9,300,000	9,300,000	36,754
U.S. Dollar/Mexican Peso, Put @ 19.49 MXN	JPMorgan Chase & Co.	8/15/18	8,400,000	8,400,000	102,942
U.S. Dollar/Russian Ruble, Put @ 61.10 RUB	JPMorgan Chase & Co.	7/18/18	17,700,000	17,700,000	141,936

See Notes to Financial Statements.

38	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Security	Counterparty	Expiration Date	Contracts	Notional Amount†		Value
OTC Purchased Options — continued
U.S. Dollar/Turkish Lira, Put @ 4.43 TRY	Goldman Sachs Group Inc.	8/24/18	12,000,000	12,000,000		$153,624
Total OTC Purchased Options (Cost — $11,564,264)						10,009,080
Total Purchased Options (Cost — $13,662,846)						14,981,536
Total Investments before Short-Term Investments (Cost — $1,452,277,413)						1,426,174,337

		Rate	Maturity Date	Face Amount†
Short-Term Investments — 9.9%
Certificates of Deposit — 2.6%
Mizuho Bank Ltd.		0.000%	6/18/18	16,670,000		16,673,344	(p)
Natixis NY		2.324%	8/2/18	10,780,000		10,741,459	(p)
Natixis NY		2.336%	8/31/18	14,210,000		14,128,002	(p)
Total Certificates of Deposit (Cost — 41,533,780)						41,542,805
Commercial Paper — 5.1%
Bank of Montreal		2.251%	8/9/18	8,460,000		8,424,994	(p)
BNP Paribas Fortis Funding		2.253%	8/3/18	6,990,000		6,964,886	(p)
Landesbank Hessen-Thuringen		2.242%	8/13/18	16,660,000		16,590,721	(p)(q)
MUFG Bank Ltd.		2.333%	7/24/18	9,030,000		9,002,693	(p)
Skandinaviska Enskilda Banken AB		2.212%	6/14/18	16,760,000		16,748,627	(p)(q)
Societe Generale SA		2.304%	7/31/18	14,920,000		14,868,250	(p)(q)
Toronto Dominion Bank NY		2.263%	7/25/18	9,610,000		9,579,975	(p)(q)
Total Commercial Paper (Cost — 82,157,439)						82,180,146
Sovereign Bonds — 0.2%
Arab Republic of Egypt Treasury Bills		19.907%	6/12/18	25,200,000	EGP	1,410,620	(p)
Arab Republic of Egypt Treasury Bills		18.377%	11/13/18	50,400,000	EGP	2,612,204	(p)
Total Sovereign Bonds (Cost — 4,029,843)						4,022,824
U.S. Government Agencies — 0.6%
Federal Home Loan Bank (FHLB), Discount Notes		1.797%	6/15/18	7,670,000		7,664,600	(p)
Federal Home Loan Bank (FHLB), Discount Notes		1.919%	8/17/18	2,080,000		2,071,503	(p)
Total U.S. Government Agencies (Cost — $9,736,166)						9,736,103

				Shares
Money Market Funds — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $22,929,857)		1.683%		22,929,857		22,929,857
Total Short-Term Investments (Cost — $160,387,085)						160,411,735
Total Investments — 98.1% (Cost — $1,612,664,498)						1,586,586,072
Other Assets in Excess of Liabilities — 1.9%						31,087,072
Total Net Assets — 100.0%						$1,617,673,144

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	39

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The coupon payment on these securities is currently in default as of May 31, 2018.

(h)	Value is less than $1.

(i)	Security is valued using significant unobservable inputs (See Note 1).

(j)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(k)	The maturity principal is currently in default as of May 31, 2018.

(l)	Securities traded on a when-issued or delayed delivery basis.

(m)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2018, the Fund held TBA securities with a total cost of $10,611,281.

(n)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(o)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(p)	Rate shown represents yield-to-maturity.

(q)

Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
ARS	— Argentine Peso
BRL	— Brazilian Real
CAD	— Canadian Dollar
CDO	— Collateralized Debt Obligation
CER	— Coeficente de Estabilizacion de Referencia

See Notes to Financial Statements.

40	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Abbreviations used in this schedule (cont’d):
CLO	— Collateral Loan Obligation
CPI	— Consumer Price Index
EGP	— Egyptian Pound
ETF	— Exchange-Traded Fund
EUR	— Euro
GO	— General Obligation
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
INR	— Indian Rupee
IO	— Interest Only
JPY	— Japanese Yen
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PIK	— Payment-in-kind
RUB	— Russian Ruble
TRY	— Turkish Lira
USD	— United States Dollar
UYU	— Uruguayan Peso

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
Eurodollar 2-Year Mid Curve Futures, Call	6/15/18	$97.63	1,497	3,742,500	$9,356
Eurodollar Futures, Put	6/18/18	97.75	5	12,500	1,063
U.S. Treasury 10-Year Notes Futures, Call	6/22/18	120.50	2,610	2,610,000	1,264,219
U.S. Treasury Long-Term Bonds Futures, Call	6/22/18	143.00	5	5,000	12,344
U.S. Treasury Long-Term Bonds Futures, Call	7/27/18	149.00	576	576,000	288,000
U.S. Treasury Long-Term Bonds Futures, Call	8/24/18	142.00	449	449,000	1,810,031
U.S. Treasury Long-Term Bonds Futures, Call	8/24/18	143.00	148	148,000	494,875
U.S. Treasury Long-Term Bonds Futures, Put	6/22/18	143.00	300	300,000	103,125
Total Exchange-Traded Written Options (Premiums received — $1,903,532)					3,983,013

OTC Written Options
	Counterparty
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.HY.29 Index, Put	Bank of America N.A.	6/20/18	$100.00		16,710,000	16,710,000	‡	1,611
iShares J.P. Morgan USD Emerging Markets Bond ETF, Put	Barclays Bank PLC	7/20/18	106.00		306,713	33,382,643		216,074
U.S. Dollar/Brazilian Real, Call	Citibank N.A.	8/2/18	3.68	BRL	11,625,000	11,625,000		380,881
U.S. Dollar/Mexican Peso, Call	JPMorgan Chase & Co.	7/5/18	21.74	MXN	15,430,000	15,430,000		43,975

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	41

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

OTC Written Options (cont’d)
	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Mexican Peso, Call	Citibank N.A.	8/2/18	19.98	MXN	9,300,000	9,300,000	$300,902
U.S. Dollar/Russian Ruble, Call	JPMorgan Chase & Co.	7/18/18	63.90	RUB	17,700,000	17,700,000	220,861
Total OTC Written Options (Premiums received — $1,244,904)							1,164,304
Total Written Options (Premiums received — $3,148,436)							$5,147,317

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡	In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

Abbreviations used in this schedule:
BRL	— Brazilian Real
ETF	— Exchange-Traded Fund
MXN	— Mexican Peso
RUB	— Russian Ruble

At May 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	208	12/18	$51,012,954	$50,668,800	$(344,154)
90-Day Eurodollar	3,009	12/19	730,701,379	730,848,487	147,108
90-Day Eurodollar	1,463	6/20	356,133,408	355,271,263	(862,145)
Euro-BTP	108	6/18	16,275,907	15,934,954	(340,953)
U.S. Treasury 2-Year Notes	184	9/18	38,877,066	39,051,125	174,059
U.S. Treasury 5-Year Notes	1,058	9/18	120,097,323	120,496,281	398,958
U.S. Treasury 10-Year Notes	2,877	9/18	345,574,226	346,498,688	924,462
					97,335
Contracts to Sell:
Euro-Bund	2,787	9/18	527,355,182	528,079,963	(724,781)
Euro-Buxl	64	6/18	12,049,899	12,776,133	(726,234)
Euro-Schatz	332	6/18	43,365,687	43,541,779	(176,092)
U.S. Treasury Long-Term Bonds	99	9/18	14,354,917	14,367,375	(12,458)
U.S. Treasury Ultra Long-Term Bonds	365	9/18	56,040,429	58,217,500	(2,177,071)
					(3,816,636)
Net unrealized depreciation on open futures contracts					$(3,719,301)

See Notes to Financial Statements.

42	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

At May 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,022,900	CAD	7,867,353	Barclays Bank PLC	6/21/18	$(47,963)
CAD	7,380,200	USD	5,650,000	Citibank N.A.	6/21/18	44,950
MXN	56,595,300	USD	2,841,244	JPMorgan Chase & Co.	7/9/18	(20,843)
USD	2,850,000	MXN	56,595,300	JPMorgan Chase & Co.	7/9/18	29,600
RUB	824,908,500	USD	13,275,000	Bank of America N.A.	7/19/18	(127,352)
ZAR	129,730,262	USD	10,616,659	Bank of America N.A.	7/19/18	(486,028)
CNY	51,520,488	USD	8,079,111	Barclays Bank PLC	7/19/18	(43,912)
EUR	6,500,000	USD	7,794,956	Barclays Bank PLC	7/19/18	(169,586)
EUR	5,500,000	USD	6,439,857	Barclays Bank PLC	7/19/18	12,380
EUR	7,650,000	USD	8,867,949	Barclays Bank PLC	7/19/18	106,526
IDR	149,953,543,872	USD	10,800,457	Barclays Bank PLC	7/19/18	(65,335)
JPY	1,779,246,190	EUR	13,670,000	Barclays Bank PLC	7/19/18	369,889
TRY	62,547,810	USD	14,831,825	Barclays Bank PLC	7/19/18	(1,276,577)
USD	11,065,614	CAD	13,908,149	Barclays Bank PLC	7/19/18	325,902
USD	10,715,750	CNY	67,970,000	Barclays Bank PLC	7/19/18	115,065
USD	26,891,472	EUR	21,642,774	Barclays Bank PLC	7/19/18	1,501,599
USD	1,880,504	EUR	1,600,000	Barclays Bank PLC	7/19/18	3,490
USD	1,418,268	GBP	992,576	Barclays Bank PLC	7/19/18	95,812
USD	18,505,215	KRW	19,711,940,000	Barclays Bank PLC	7/19/18	189,611
USD	15,557,653	MXN	284,148,079	Barclays Bank PLC	7/19/18	1,421,317
USD	746,258	MXN	15,000,000	Barclays Bank PLC	7/19/18	9
USD	478,836	NZD	650,000	Barclays Bank PLC	7/19/18	23,953
USD	15,984,213	SAR	59,940,000	Barclays Bank PLC	7/19/18	240
USD	379,379	SEK	3,174,000	Barclays Bank PLC	7/19/18	18,199
BRL	16,340,000	USD	4,782,112	Citibank N.A.	7/19/18	(412,884)
BRL	14,700,000	USD	4,005,801	Citibank N.A.	7/19/18	(75,100)
EUR	3,700,000	USD	4,535,793	Citibank N.A.	7/19/18	(195,198)
EUR	4,000,000	USD	4,739,040	Citibank N.A.	7/19/18	(46,504)
GBP	5,390,000	USD	7,702,224	Citibank N.A.	7/19/18	(520,871)
JPY	1,935,360,000	USD	17,816,417	Citibank N.A.	7/19/18	29,755
MXN	474,652,002	USD	25,603,168	Citibank N.A.	7/19/18	(1,989,283)
NOK	62,360,000	USD	8,026,463	Citibank N.A.	7/19/18	(391,889)
USD	2,181,584	AUD	2,812,845	Citibank N.A.	7/19/18	53,737
USD	8,153,207	AUD	10,845,888	Citibank N.A.	7/19/18	(51,435)
USD	1,641,479	EUR	1,350,000	Citibank N.A.	7/19/18	57,748
USD	1,134,378	EUR	940,000	Citibank N.A.	7/19/18	31,632

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	43

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,920,456	EUR	1,612,000	Citibank N.A.	7/19/18	$29,364
USD	29,250,432	EUR	24,434,389	Citibank N.A.	7/19/18	585,621
USD	15,694,216	EUR	13,065,122	Citibank N.A.	7/19/18	367,079
USD	1,183,675	EUR	1,000,000	Citibank N.A.	7/19/18	10,541
USD	2,011,585	EUR	1,700,000	Citibank N.A.	7/19/18	17,257
USD	585,356	EUR	500,000	Citibank N.A.	7/19/18	(1,211)
USD	2,901,000	EUR	2,500,000	Citibank N.A.	7/19/18	(31,835)
USD	3,398,684	EUR	2,900,000	Citibank N.A.	7/19/18	(3,404)
USD	63,463,617	JPY	6,776,867,129	Citibank N.A.	7/19/18	973,361
USD	54,327	MXN	1,000,000	Citibank N.A.	7/19/18	4,577
USD	1,837,618	MXN	35,000,000	Citibank N.A.	7/19/18	96,371
USD	1,011,281	MXN	20,000,000	Citibank N.A.	7/19/18	16,283
USD	10,921,313	RUB	684,165,639	Citibank N.A.	7/19/18	16,868
USD	37,055	SEK	330,000	Citibank N.A.	7/19/18	(498)
ZAR	50,720,000	USD	4,008,504	Citibank N.A.	7/19/18	(47,782)
MXN	15,000,000	USD	746,033	Goldman Sachs Group Inc.	7/19/18	216
USD	1,029,497	MXN	20,000,000	Goldman Sachs Group Inc.	7/19/18	34,499
USD	1,506,151	MXN	30,000,000	Goldman Sachs Group Inc.	7/19/18	13,654
CAD	21,170,000	USD	16,488,579	JPMorgan Chase & Co.	7/19/18	(141,350)
INR	1,259,234,532	USD	19,183,951	JPMorgan Chase & Co.	7/19/18	(615,663)
RUB	156,193,940	USD	2,507,327	JPMorgan Chase & Co.	7/19/18	(17,860)
USD	26,136	MXN	500,000	JPMorgan Chase & Co.	7/19/18	1,261
USD	7,384,792	PHP	386,520,000	JPMorgan Chase & Co.	7/19/18	45,119
USD	13,275,000	RUB	824,789,025	JPMorgan Chase & Co.	7/19/18	129,256
USD	15,837,891	EUR	13,517,942	Morgan Stanley & Co. Inc.	7/19/18	(20,465)
USD	2,814,000	MXN	56,610,650	JPMorgan Chase & Co.	8/17/18	11,310
USD	2,814,001	BRL	10,423,060	Morgan Stanley & Co. Inc.	8/17/18	34,455
EUR	7,090,000	USD	8,425,756	Barclays Bank PLC	8/20/18	(88,169)
USD	4,000,000	TRY	18,604,000	Goldman Sachs Group Inc.	8/27/18	29,578
ARS	47,390,000	USD	2,142,405	Citibank N.A.	10/3/18	(440,857)
ARS	15,460,000	USD	698,915	Citibank N.A.	10/3/18	(143,820)
ARS	22,620,000	USD	1,022,142	Citibank N.A.	10/3/18	(209,966)
ARS	15,590,000	USD	704,474	Citibank N.A.	10/3/18	(144,711)
ARS	15,410,000	USD	696,812	JPMorgan Chase & Co.	10/3/18	(143,513)
Total						$(1,123,780)

See Notes to Financial Statements.

44	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

Abbreviations used in this table:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
RUB	— Russian Ruble
SAR	— Saudi Arabian Riyal
SEK	— Swedish Krona
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

At May 31, 2018, the Fund had the following open swap contracts:

	CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	352,230,000	CAD	3/5/20	2.140% semi-annually	6-month CAD CDOR semi-annually	$3,018	$325,091
	272,360,000		3/7/20	3-month LIBOR-quarterly	2.505% semi-annually	—	(636,658)
	2,540,640,000	MXN	4/5/21	28-Day MXN TIIE-Banxico every 28 days	7.351% every 28 days	(19,158)	(2,296,597)
	1,742,000,000	MXN	4/6/22	28-Day MXN TIIE-Banxico every 28 days	7.330% every 28 days	(40,952)	(1,929,929)
	216,931,000		8/31/22	3-month LIBOR quarterly	2.850% semi-annually	(460,117)	916,110
	294,100,000	SEK	2/2/23	0.670% annually	3-month SEK-STIBOR-SIDE quarterly	—	(459,693)
	103,501,000		9/19/23	3-month LIBOR quarterly	Daily U.S. Federal Funds Intraday Effective Rate + 0.364% quarterly	—	16,635
	55,680,000		2/3/33	3-month LIBOR quarterly	3.000% semi-annually	—	(189,502)
	27,870,000		2/6/33	3-month LIBOR quarterly	3.150% semi-annually	—	231,937
	26,444,000		11/15/43	2.734% semi-annually	3-month LIBOR quarterly	(416,815)	1,524,969
	73,339,000		11/15/43	2.950% semi-annually	3-month LIBOR quarterly	(213,690)	318,182
	4,954,900,000	JPY	4/19/47	0.785% semi-annually	6-month JPY LIBOR semi-annually	2,843,683	(2,044,207)
Total						$1,695,969	$(4,223,662)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	45

Schedule of investments (cont’d)

May 31, 2018

Western Asset Total Return Unconstrained Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.30 Index	$24,820,000	6/20/23	1.000% quarterly	$381,881	$440,514	$(58,633)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX.EM.28 Index	$15,549,100	12/20/22	1.000% quarterly	$330,030	$603,212	$(273,182)
Markit CDX.NA.HY.29 Index	30,430,000	12/20/22	5.000% quarterly	(2,004,242)	(1,935,032)	(69,210)
Markit CDX.NA.HY.30 Index	43,910,000	6/20/23	5.000% quarterly	(2,730,148)	(3,067,086)	336,938
Total	$89,889,100			$(4,404,360)	$(4,398,906)	$(5,454)

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2018[5]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America N.A. (Republic of Korea, 7.125%, due 4/16/19)	$4,140,000	12/20/22	0.39%	1.000% quarterly	$(107,382)	$(87,396)	$(19,986)
Bank of America N.A. (Republic of Korea, 7.125%, due 4/16/19)	11,998,000	12/20/22	0.39%	1.000% quarterly	(311,201)	(151,168)	(160,033)
Deutsche Bank AG (Australia Government Bond 4.750%, due 4/21/27)	8,260,000	6/20/23	0.16%	1.000% quarterly	(328,219)	(322,644)	(5,575)
Total	$24,398,000				$(746,802)	$(561,208)	$(185,594)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

46	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Western Asset Total Return Unconstrained Fund

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this table:
CAD	— Canadian Dollar
CDOR	— Canadian Dollar Offered Rate
JPY	— Japanese Yen
MXN	— Mexican Peso
SEK	— Swedish Krona
LIBOR	— London Interbank Offered Rate
STIBOR	— Stockholm Interbank Offered Rate
TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Interés Interbancaria de Equilibrio)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	47

Statement of assets and liabilities

May 31, 2018

Assets:
Investments, at value (Cost — $1,612,664,498)	$1,586,586,072
Foreign currency, at value (Cost — $8,023,828)	8,486,191
Receivable for Fund shares sold	16,181,710
Interest receivable	12,273,592
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $11,809,266)	10,996,086
Deposits with brokers for centrally cleared swap contracts	9,611,226
Unrealized appreciation on forward foreign currency contracts	6,848,084
Deposits with brokers for open futures contracts and exchange-traded options	5,756,313
Receivable for securities sold	4,806,678
Deposits with brokers for OTC derivatives	2,960,000
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $248)	230
Prepaid expenses	187,151
Total Assets	1,664,693,333

Liabilities:
Payable for Fund shares repurchased	17,242,117
Payable for securities purchased	11,495,290
Unrealized depreciation on forward foreign currency contracts	7,971,864
Written options, at value (premiums received — $3,148,436)	5,147,317
Payable to broker — variation margin on open futures contracts	1,965,030
Investment management fee payable	885,993
OTC swaps, at value (premiums received — $561,208)	746,802
Payable to broker — variation margin on centrally cleared swaps	562,396
Distributions payable	398,516
Payable for open OTC swap contracts	49,473
Service and/or distribution fees payable	40,439
Due to custodian	20,000
Directors’ fees payable	4,856
Accrued expenses	490,096
Total Liabilities	47,020,189
Total Net Assets	$1,617,673,144

Net Assets:
Par value (Note 7)	$156,229
Paid-in capital in excess of par value	1,663,413,515
Overdistributed net investment income	(3,365,464)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(4,331,591)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	(38,199,545)
Total Net Assets	$1,617,673,144

See Notes to Financial Statements.

48	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Net Assets:
Class A	$27,536,067
Class A2	$1,252,828
Class C	$16,965,692
Class FI	$90,922,997
Class R	$355,875
Class I	$1,320,584,894
Class IS	$160,054,791

Shares Outstanding:
Class A	2,658,717
Class A2	121,030
Class C	1,638,627
Class FI	8,785,532
Class R	34,353
Class I	127,512,530
Class IS	15,478,290

Net Asset Value:
Class A (and redemption price)	$10.36
Class A2 (and redemption price)	$10.35
Class C*	$10.35
Class FI (and redemption price)	$10.35
Class R (and redemption price)	$10.36
Class I (and redemption price)	$10.36
Class IS (and redemption price)	$10.34
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.82
Class A2 (based on maximum initial sales charge of 4.25%)	$10.81

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	49

Statement of operations

For the Year Ended May 31, 2018

Investment Income:
Interest from unaffiliated investments	$62,807,153
Interest from affiliated investments	997,921
Dividends	86,464
Less: Foreign taxes withheld	(236,646)
Total Investment Income	63,654,892

Expenses:
Investment management fee (Note 2)	10,200,674
Transfer agent fees (Note 5)	1,661,288
Service and/or distribution fees (Notes 2 and 5)	746,793
Registration fees	207,162
Fund accounting fees	154,648
Fees recaptured by investment manager (Note 2)	139,320
Custody fees	111,283
Audit and tax fees	68,242
Legal fees	56,361
Shareholder reports	55,528
Directors’ fees	38,602
Insurance	16,958
Commitment fees (Note 8)	11,696
Interest expense	2,314
Miscellaneous expenses	31,527
Total Expenses	13,502,396
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,305,564)
Net Expenses	12,196,832
Net Investment Income	51,458,060

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(12,921,033)	[1]
Futures contracts	1,918,992
Written options	15,829,322
Swap contracts	6,309,517
Forward foreign currency contracts	8,377,482
Foreign currency transactions	(523,146)
Net Realized Gain	18,991,134
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(41,642,055)
Futures contracts	(3,751,606)
Written options	(2,017,876)
Swap contracts	(5,013,870)
Forward foreign currency contracts	(2,304,563)
Foreign currencies	(654,275)
Change in Net Unrealized Appreciation (Depreciation)	(55,384,245)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(36,393,111)
Increase in Net Assets From Operations	$15,064,949
[1]	Net of foreign capital gains tax of $279.

See Notes to Financial Statements.

50	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2018	2017

Operations:
Net investment income	$51,458,060	$37,487,832
Net realized gain	18,991,134	13,929,428
Change in net unrealized appreciation (depreciation)	(55,384,245)	34,288,683
Increase in Net Assets From Operations	15,064,949	85,705,943

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(58,589,093)	(33,919,291)
Decrease in Net Assets From Distributions to Shareholders	(58,589,093)	(33,919,291)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	913,508,532	469,139,321
Reinvestment of distributions	52,829,493	28,891,634
Cost of shares repurchased	(593,981,419)	(415,638,891)
Increase in Net Assets From Fund Share Transactions	372,356,606	82,392,064
Increase in Net Assets	328,832,462	134,178,716

Net Assets:
Beginning of year	1,288,840,682	1,154,661,966
End of year*	$1,617,673,144	$1,288,840,682
*Includesoverdistributed net investment income of:	$(3,365,464)	$(898,961)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	51

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted :
Class A Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$10.59	$10.14	$10.49	$10.74	$10.55	$10.64

Income (loss) from operations:
Net investment income	0.31	0.31	0.31	0.31	0.12	0.19
Net realized and unrealized gain (loss)	(0.16)	0.42	(0.36)	(0.20)	0.18	(0.10)
Total income (loss) from operations	0.15	0.73	(0.05)	0.11	0.30	0.09

Less distributions from:
Net investment income	(0.38)	(0.28)	(0.23)	(0.36)	(0.11)	(0.18)
Return of capital	—	—	(0.07)	—	—	—
Total distributions	(0.38)	(0.28)	(0.30)	(0.36)	(0.11)	(0.18)

Net asset value, end of year	$10.36	$10.59	$10.14	$10.49	$10.74	$10.55
Total return[4]	1.34%	7.24%	(0.41)%	1.03%	2.86%	0.87%

Net assets, end of year (000s)	$27,536	$165,033	$226,970	$54,767	$27,436	$22,877

Ratios to average net assets:
Gross expenses	1.31%[5]	1.30%[5]	1.40%	1.18%[5]	1.14%[6]	1.17%[5]
Net expenses[7]	1.10 [5,8]	1.23 [5,8]	1.25 [8]	1.18 [5]	1.14 [6,8]	1.17 [5,8]
Net investment income	2.92	2.96	3.06	2.92	2.76 [6]	1.80

Portfolio turnover rate[9]	49%	56%	59%	62%	48%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.25%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 70%, 71% and 64% for the years ended May 31, 2018, 2017, 2016 and 2015, respectively, 60% for the period ended May 31, 2014 and 178% for the year ended December 31, 2013.

See Notes to Financial Statements.

52	Western Asset Total Return Unconstrained Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted :
Class A2 Shares[1]	2018	2017	2016	2015	2014[2]

Net asset value, beginning of year	$10.59	$10.13	$10.49	$10.74	$10.71

Income (loss) from operations:
Net investment income	0.32	0.29	0.29	0.28	0.02
Net realized and unrealized gain (loss)	(0.19)	0.42	(0.37)	(0.19)	0.03
Total income (loss) from operations	0.13	0.71	(0.08)	0.09	0.05

Less distributions from:
Net investment income	(0.37)	(0.25)	(0.21)	(0.34)	(0.02)
Return of capital	—	—	(0.07)	—	—
Total distributions	(0.37)	(0.25)	(0.28)	(0.34)	(0.02)

Net asset value, end of year	$10.35	$10.59	$10.13	$10.49	$10.74
Total return[3]	1.13%	7.14%	(0.64)%	0.90%	0.40%

Net assets, end of year (000s)	$1,253	$1,351	$1,172	$1,062	$10

Ratios to average net assets:
Gross expenses	1.29%[4]	1.44%[4]	1.54%	1.41%	1.32%[5]
Net expenses[6]	1.22 [4,7]	1.40 [4,7]	1.45 [7]	1.41	1.32 [5]
Net investment income	2.96	2.78	2.86	2.69	2.83 [5]

Portfolio turnover rate[8]	49%	56%	59%	62%	48%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2014 (inception date) to May 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.45%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 70%, 71% and 64% for the years ended May 31, 2018, 2017, 2016 and 2015, respectively, and 60% for the period ended May 31, 2014.

[9]	For the five months ended May 31, 2014.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	53

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted :
Class C Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$10.59	$10.14	$10.49	$10.74	$10.55	$10.64

Income (loss) from operations:
Net investment income	0.26	0.24	0.25	0.23	0.08	0.10
Net realized and unrealized gain (loss)	(0.19)	0.42	(0.36)	(0.20)	0.18	(0.09)
Total income (loss) from operations	0.07	0.66	(0.11)	0.03	0.26	0.01

Less distributions from:
Net investment income	(0.31)	(0.21)	(0.18)	(0.28)	(0.07)	(0.10)
Return of capital	—	—	(0.06)	—	—	—
Total distributions	(0.31)	(0.21)	(0.24)	(0.28)	(0.07)	(0.10)

Net asset value, end of year	$10.35	$10.59	$10.14	$10.49	$10.74	$10.55
Total return[4]	0.59%	6.56%	(1.07)%	0.37%	2.39%	0.05%

Net assets, end of year (000s)	$16,966	$17,250	$17,034	$19,606	$6,379	$4,946

Ratios to average net assets:
Gross expenses	1.84%[5]	1.88%	1.88%	1.91%[5]	2.01%[5,6]	2.03%[5]
Net expenses[7]	1.76 [5,8]	1.85 [8]	1.88	1.91 [5]	2.00 [5,6,8]	1.99 [5,8]
Net investment income	2.41	2.33	2.42	2.18	1.88 [6]	0.94

Portfolio turnover rate[9]	49%	56%	59%	62%	48%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.00%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 70%, 71% and 64% for the years ended May 31, 2018, 2017, 2016 and 2015, respectively, 60% for the period ended May 31, 2014 and 178% for the year ended December 31, 2013.

See Notes to Financial Statements.

54	Western Asset Total Return Unconstrained Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted :
Class FI Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$10.58	$10.13	$10.48	$10.73	$10.54	$10.63

Income (loss) from operations:
Net investment income	0.33	0.32	0.32	0.31	0.12	0.19
Net realized and unrealized gain (loss)	(0.18)	0.41	(0.36)	(0.20)	0.18	(0.09)
Total income (loss) from operations	0.15	0.73	(0.04)	0.11	0.30	0.10

Less distributions from:
Net investment income	(0.38)	(0.28)	(0.23)	(0.36)	(0.11)	(0.19)
Return of capital	—	—	(0.08)	—	—	—
Total distributions	(0.38)	(0.28)	(0.31)	(0.36)	(0.11)	(0.19)

Net asset value, end of year	$10.35	$10.58	$10.13	$10.48	$10.73	$10.54
Total return[4]	1.39%	7.33%	(0.36)%	1.02%	2.85%	0.91%

Net assets, end of year (000s)	$90,923	$175,304	$195,266	$226,485	$239,318	$210,594

Ratios to average net assets:
Gross expenses	1.12%[5]	1.16%	1.16%	1.18%[5]	1.17%[5,6]	1.18%[5]
Net expenses[7]	1.05 [5,8]	1.14 [8]	1.16	1.18 [5,8]	1.16 [5,6,8]	1.14 [5,8]
Net investment income	3.10	3.05	3.15	2.91	2.73 [6]	1.80

Portfolio turnover rate[9]	49%	56%	59%	62%	48%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.20%. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 1.15%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 70%, 71% and 64% for the years ended May 31, 2018, 2017, 2016 and 2015, respectively, 60% for the period ended May 31, 2014 and 178% for the year ended December 31, 2013.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	55

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted :
Class R Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$10.59	$10.14	$10.50	$10.74	$10.55	$10.64

Income (loss) from operations:
Net investment income	0.31	0.30	0.29	0.28	0.10	0.15
Net realized and unrealized gain (loss)	(0.19)	0.41	(0.37)	(0.19)	0.18	(0.09)
Total income (loss) from operations	0.12	0.71	(0.08)	0.09	0.28	0.06

Less distributions from:
Net investment income	(0.35)	(0.26)	(0.21)	(0.33)	(0.09)	(0.15)
Return of capital	—	—	(0.07)	—	—	—
Total distributions	(0.35)	(0.26)	(0.28)	(0.33)	(0.09)	(0.15)

Net asset value, end of year	$10.36	$10.59	$10.14	$10.50	$10.74	$10.55
Total return[4]	1.11%	7.10%	(0.72)%	0.83%	2.70%	0.54%

Net assets, end of year (000s)	$356	$335	$568	$586	$11	$10

Ratios to average net assets:
Gross expenses	1.40%[5]	1.37%	1.42%	1.47%[5]	1.57%[6]	1.65%[5]
Net expenses[7]	1.34 [5,8]	1.35 [8]	1.42	1.47 [5]	1.50 [6,8]	1.50 [5,8]
Net investment income	2.87	2.86	2.89	2.71	2.35 [6]	1.41

Portfolio turnover rate[9]	49%	56%	59%	62%	48%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class R shares did not exceed 1.50%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 70%, 71% and 64% for the years ended May 31, 2018, 2017, 2016 and 2015, respectively, 60% for the period ended May 31, 2014 and 178% for the year ended December 31, 2013.

See Notes to Financial Statements.

56	Western Asset Total Return Unconstrained Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted :
Class I Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$10.59	$10.14	$10.49	$10.74	$10.55	$10.64

Income (loss) from operations:
Net investment income	0.37	0.34	0.35	0.33	0.13	0.22
Net realized and unrealized gain (loss)	(0.18)	0.42	(0.36)	(0.19)	0.18	(0.10)
Total income (loss) from operations	0.19	0.76	(0.01)	0.14	0.31	0.12

Less distributions from:
Net investment income	(0.42)	(0.31)	(0.25)	(0.39)	(0.12)	(0.21)
Return of capital	—	—	(0.09)	—	—	—
Total distributions	(0.42)	(0.31)	(0.34)	(0.39)	(0.12)	(0.21)

Net asset value, end of year	$10.36	$10.59	$10.14	$10.49	$10.74	$10.55
Total return[4]	1.70%	7.61%	(0.11)%	1.30%	2.97%	1.18%

Net assets, end of year (000s)	$1,320,585	$835,217	$596,663	$534,868	$297,301	$245,613

Ratios to average net assets:
Gross expenses	0.83%[5]	0.91%	0.91%	0.91%[5]	0.87%[5,6]	0.89%
Net expenses[7]	0.75 [5,8]	0.88 [8]	0.91	0.91 [5]	0.87 [5,6,8]	0.87 [8]
Net investment income	3.44	3.29	3.40	3.16	3.02 [6]	2.06

Portfolio turnover rate[9]	49%	56%	59%	62%	48%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I did not exceed 0.95%. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 0.90%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 70%, 71% and 64% for the years ended May 31, 2018, 2017, 2016 and 2015, respectively, 60% for the period ended May 31, 2014 and 178% for the year ended December 31, 2013.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	57

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted :
Class IS Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$10.57	$10.12	$10.48	$10.73	$10.54	$10.63

Income (loss) from operations:
Net investment income	0.38	0.35	0.36	0.35	0.13	0.22
Net realized and unrealized gain (loss)	(0.18)	0.42	(0.37)	(0.20)	0.18	(0.09)
Total income (loss) from operations	0.20	0.77	(0.01)	0.15	0.31	0.13

Less distributions from:
Net investment income	(0.43)	(0.32)	(0.26)	(0.40)	(0.12)	(0.22)
Return of capital	—	—	(0.09)	—	—	—
Total distributions	(0.43)	(0.32)	(0.35)	(0.40)	(0.12)	(0.22)

Net asset value, end of year	$10.34	$10.57	$10.12	$10.48	$10.73	$10.54
Total return[4]	1.79%	7.73%	(0.10)%	1.40%	2.99%	1.22%

Net assets, end of year (000s)	$160,055	$94,352	$116,990	$278,387	$276,902	$249,022

Ratios to average net assets:
Gross expenses	0.72%[5]	0.80%	0.80%	0.81%[5]	0.82%[5,6]	0.83%[5]
Net expenses[7]	0.65 [5,8]	0.78 [8]	0.80	0.81 [5]	0.82 [5,6,8]	0.83 [5,8]
Net investment income	3.54	3.41	3.51	3.28	3.06 [6]	2.09

Portfolio turnover rate[9]	49%	56%	59%	62%	48%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 0.85%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 67%, 70%, 71% and 64% for the years ended May 31, 2018, 2017, 2016 and 2015, respectively, 60% for the period ended May 31, 2014 and 178% for the year ended December 31, 2013.

See Notes to Financial Statements.

58	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Total Return Unconstrained Fund 2018 Annual Report	59

Notes to financial statements (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
U.S. government & agency obligations	—	$436,409,902	—		$436,409,902
Asset-backed securities	—	88,845,766	—		88,845,766
Collateralized mortgage obligations	—	190,826,712	—		190,826,712
Corporate bonds & notes:
Financials	—	77,980,972	$0	*	77,980,972
Other corporate bonds & notes	—	249,614,654	—		249,614,654
Mortgage-backed securities	—	28,377,902	—		28,377,902
Municipal bonds	—	4,714,392	—		4,714,392
Non-U.S. Treasury inflation protected securities	—	52,412,209	—		52,412,209
Senior loans:
Health care	—	7,969,061	827,514		8,796,575
Other senior loans	—	74,606,363	—		74,606,363
Sovereign bonds	—	179,107,304	—		179,107,304
U.S. Treasury inflation protected securities	—	18,266,378	—		18,266,378
Preferred stocks	$1,233,672	—	—		1,233,672
Purchased options:
Exchange-traded purchased options	4,972,456	—	—		4,972,456
OTC purchased options	—	10,009,080	—		10,009,080
Total long-term investments	6,206,128	1,419,140,695	827,514		1,426,174,337
Short-term investments†:
Certificates of deposit	—	41,542,805	—		41,542,805
Commercial paper	—	82,180,146	—		82,180,146
Sovereign bonds	—	4,022,824	—		4,022,824
U.S. government agencies	—	9,736,103	—		9,736,103
Money market funds	22,929,857	—	—		22,929,857
Total short-term investments	22,929,857	137,481,878	—		160,411,735
Total investments	$29,135,985	$1,556,622,573	$827,514		$1,586,586,072
Other financial instruments:
Futures contracts	1,644,587	—	—		1,644,587
Forward foreign currency contracts	—	6,848,084	—		6,848,084
Centrally cleared credit default swaps on Credit indices — buy protection	—	336,938	—		336,938
Centrally cleared interest rate swaps	—	3,332,924	—		3,332,924
Total other financial instruments	$1,644,587	$10,517,946	—		$12,162,533
Total	$30,780,572	$1,567,140,519	$827,514		$1,598,748,605

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Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options:
Exchange-traded written options	$3,983,013	—	—	$3,983,013
OTC written options	—	$1,164,304	—	1,164,304
Futures contracts	5,363,888	—	—	5,363,888
Forward foreign currency contracts	—	7,971,864	—	7,971,864
Centrally cleared credit default swaps on Credit indices — buy protection	—	342,392	—	342,392
Centrally cleared interest rate swaps	—	7,556,586	—	7,556,586
Centrally cleared credit default swaps on credit indices — sell protection	—	58,633	—	58,633
OTC credit default swaps on sovereign issues — buy protection‡	—	746,802	—	746,802
Total	$9,346,901	$17,840,581	—	$27,187,482

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on

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the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

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Notes to financial statements (cont’d)

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the

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option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

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Notes to financial statements (cont’d)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2018, the total notional value of all credit default swaps to sell protection was $24,820,000. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit

66	Western Asset Total Return Unconstrained Fund 2018 Annual Report

indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or receive and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

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Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

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When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(n) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(o) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(p) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

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Notes to financial statements (cont’d)

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(q) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(r) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of

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such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2018, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $9,882,970. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,960,000, which could be used to reduce the required payment.

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Notes to financial statements (cont’d)

At May 31, 2018, the Fund had non-cash collateral from Bank of America N.A., Barclays Bank PLC, Morgan Stanley & Co., BNP Paribas and Goldman Sachs Group Inc. in the amounts of $8,612,345, $384,034, $139,374, $85,367 and $162,715, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(x) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

72	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$2,910,316	$(2,910,316)
(b)	$4,664,530	(4,664,530)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage-backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts, and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets. Prior to December 1, 2017, the Fund paid LMPFA a fee for management and administrative services, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset, Western Asset Limited, Western Singapore and Western Japan monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.10%, 1.30%, 1.80%, 1.10%, 1.35%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

During the year ended May 31, 2018, fees waived and/or expenses reimbursed amounted to $1,305,564.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	73

Notes to financial statements (cont’d)

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Expires May 31, 2019	$141,979	—	$114	—	—	$156,638	$22,474
Expires May 31, 2020	151,178	$904	13,646	$115,026	$175	941,870	82,068
Total fee waivers/expense reimbursements subject to recapture	$293,157	$904	$13,760	$115,026	$175	$1,098,508	$104,542

For the year ended May 31, 2018, LMPFA recaptured $3,967, $812, $4,268, $44,654, $84, $84,702 and $833 for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2018, LMIS and its affiliates retained sales charges of $7,013 and $385 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended May 31, 2018, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	—	—	$5,750

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

74	Western Asset Total Return Unconstrained Fund 2018 Annual Report

3. Investments

During the year ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$390,102,446	$722,461,717
Sales	262,130,204	600,113,378

At May 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$1,614,711,587	$27,177,027	$(55,302,542)	$(28,125,515)
Swap contracts	(2,823,631)	3,669,862	(8,143,205)	(4,473,343)
Written options	(3,148,436)	853,091	(2,851,972)	(1,998,881)
Futures contracts		1,644,587	(5,363,888)	(3,719,301)
Forwards foreign currency contracts		6,848,084	(7,971,864)	(1,123,780)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	$13,700,184	$950,631	$92,485	$238,236	$14,981,536
Futures contracts[3]	1,644,587	—	—	—	1,644,587
Centrally cleared swap contracts[4]	3,332,924	—	336,938	—	3,669,862
Forward foreign currency contracts	—	6,848,084	—	—	6,848,084
Total	$18,677,695	$7,798,715	$429,423	$238,236	$27,144,069

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	$3,983,013	$946,619	$1,611	$216,074	$5,147,317
Futures contracts[3]	5,363,888	—	—	—	5,363,888
OTC swap contracts[5]	—	—	746,802	—	746,802
Centrally cleared swap contracts[4]	7,556,586	—	401,025	—	7,957,611
Forward foreign currency contracts	—	7,971,864	—	—	7,971,864
Total	$16,903,487	$8,918,483	$1,149,438	$216,074	$27,187,482

Western Asset Total Return Unconstrained Fund 2018 Annual Report	75

Notes to financial statements (cont’d)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[5]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(19,782,652)	$(1,158,306)	$109,051	$(20,831,907)
Written options	13,810,772	1,871,706	146,844	15,829,322
Futures contracts	1,918,992	—	—	1,918,992
Swap contracts	9,223,179	—	(2,913,662)	6,309,517
Forward foreign currency contracts	—	8,377,482	—	8,377,482
Total	$5,170,291	$9,090,882	$(2,657,767)	$11,603,406

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$2,080,386	$(553,098)	$(29,395)	$(43,940)	$1,453,953
Written options	(2,079,294)	2,785	29,337	29,296	(2,017,876)
Futures contracts	(3,751,606)	—	—	—	(3,751,606)
Swap contracts	(4,936,712)	—	(77,158)	—	(5,013,870)
Forward foreign currency contracts	—	(2,304,563)	—	—	(2,304,563)
Total	$(8,687,226)	$(2,854,876)	$(77,216)	$(14,644)	$(11,633,962)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

76	Western Asset Total Return Unconstrained Fund 2018 Annual Report

During the year ended May 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$5,237,409
Written options	1,819,137
Futures contracts (to buy)	950,745,098
Futures contracts (to sell)	1,187,532,339
Forward foreign currency contracts (to buy)	182,788,317
Forward foreign currency contracts (to sell)	205,715,539

Average Notional Balance
Interest rate swap contracts	$892,849,970
Credit default swap contracts (to buy protection)	102,212,931
Credit default swap contracts (to sell protection)	7,636,923

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$8,750,354	$(1,033,574)	$7,716,780	$(8,612,345)	$(895,565)
Barclays Bank PLC	4,827,515	(1,907,616)	2,919,899	(384,034)	2,535,865
BNP Paribas	69,859	—	69,859	(69,859)	—
Citibank N.A.	2,401,925	(5,389,031)	(2,987,106)	2,020,000	(967,106)
Deutsche Bank AG	—	(328,219)	(328,219)	328,219	—
Goldman Sachs Group Inc.	231,571	—	231,571	(162,715)	68,856
JPMorgan Chase & Co.	461,424	(1,204,065)	(742,641)	600,000	(142,641)
Morgan Stanley & Co. Inc.	114,516	(20,465)	94,051	(114,516)	(20,465)
Total	$16,857,164	$(9,882,970)	$6,974,194	$(6,395,250)	$578,944

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%,

Western Asset Total Return Unconstrained Fund 2018 Annual Report	77

Notes to financial statements (cont’d)

0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$177,287		$209,071
Class A2	3,388		3,430
Class C	173,945		15,991
Class FI	390,658	†	177,054
Class R	1,515		477
Class I	—		1,252,368
Class IS	—		2,897
Total	$746,793		$1,661,288

†	Amount shown is exclusive of expense reimbursements. For the year ended May 31, 2018, the service and/or distribution fees reimbursed amounted to $697 for Class FI shares.

For the year ended May 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$151,178
Class A2	904
Class C	13,646
Class FI	115,723
Class R	175
Class I	941,870
Class IS	82,068
Total	$1,305,564

6. Distributions to shareholders by class

	Year Ended May 31, 2018	Year Ended May 31, 2017
Net Investment Income:
Class A	$2,158,033	$5,458,015
Class A2	46,154	30,130
Class C	497,509	338,615
Class FI	5,696,275	5,080,837
Class R	9,715	12,853
Class I	45,353,949	20,078,842
Class IS	4,827,458	2,919,999
Total	$58,589,093	$33,919,291

78	Western Asset Total Return Unconstrained Fund 2018 Annual Report

7. Capital shares

At May 31, 2018, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	972,450	$10,424,389	2,010,371	$20,827,078
Shares issued on reinvestment	137,691	1,475,753	327,367	3,390,792
Shares repurchased	(14,035,060)	(152,002,331)	(9,138,938)	(94,859,889)
Net decrease	(12,924,919)	$(140,102,189)	(6,801,200)	$(70,642,019)

Class A2
Shares sold	24,602	$263,620	30,916	$320,295
Shares issued on reinvestment	4,319	46,154	2,907	30,130
Shares repurchased	(35,497)	(379,692)	(21,880)	(225,720)
Net increase (decrease)	(6,576)	$(69,918)	11,943	$124,705

Class C
Shares sold	500,557	$5,347,937	511,428	$5,309,253
Shares issued on reinvestment	45,099	481,876	30,863	319,776
Shares repurchased	(536,271)	(5,711,358)	(593,617)	(6,149,121)
Net increase (decrease)	9,385	$118,455	(51,326)	$(520,092)

Class FI
Shares sold	2,578,853	$27,604,018	1,685,450	$17,438,408
Shares issued on reinvestment	531,767	5,692,518	490,363	5,076,979
Shares repurchased	(10,891,321)	(115,546,700)	(4,885,928)	(50,545,332)
Net decrease	(7,780,701)	$(82,250,164)	(2,710,115)	$(28,029,945)

Class R
Shares sold	43,306	$459,844	15,451	$159,588
Shares issued on reinvestment	684	7,292	914	9,441
Shares repurchased	(41,262)	(437,172)	(40,724)	(422,391)
Net increase (decrease)	2,728	$29,964	(24,359)	$(253,362)

Class I
Shares sold	74,370,335	$796,853,373	36,606,715	$380,051,388
Shares issued on reinvestment	3,793,428	40,488,769	1,669,870	17,337,919
Shares repurchased	(29,520,046)	(312,399,650)	(18,257,198)	(188,731,741)
Net increase	48,643,717	$524,942,492	20,019,387	$208,657,566

Class IS
Shares sold	6,829,663	$72,555,351	4,330,135	$45,033,311
Shares issued on reinvestment	435,035	4,637,131	263,621	2,726,597
Shares repurchased	(709,743)	(7,504,516)	(7,228,048)	(74,704,697)
Net increase (decrease)	6,554,955	$69,687,966	(2,634,292)	$(26,944,789)

Western Asset Total Return Unconstrained Fund 2018 Annual Report	79

Notes to financial statements (cont’d)

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”), from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended May 31, 2018, the Fund incurred a commitment fee in the amount of $11,696. The Fund did not utilize the Redemption Facility during the year ended May 31, 2018.

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended May 31, 2018. The following transactions were effected in shares of such companies for the year ended May 31, 2018.

	Affiliate Value at May 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$868,067,921	868,067,921	$868,067,921	868,067,921	—	$997,921	—	—

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$58,589,093	$33,919,291

80	Western Asset Total Return Unconstrained Fund 2018 Annual Report

As of May 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(5,921,033)
Other book/tax temporary differences(a)	271,067
Unrealized appreciation (depreciation)(b)	(40,246,634)
Total accumulated earnings (losses) — net	$(45,896,600)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and adjustments on inflation-indexed bonds.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset Total Return Unconstrained Fund 2018 Annual Report	81

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Total Return Unconstrained Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Total Return Unconstrained Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

July 17, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

82	Western Asset Total Return Unconstrained Fund 2018 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Total Return Unconstrained Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Total Return Unconstrained Fund	83

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Berkshire Hathaway, Inc. formerly, Graham Holdings Company (formerly, The Washington Post Company) (2001 to 2017)

84	Western Asset Total Return Unconstrained Fund

Officers[5]
Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Total Return Unconstrained Fund	85

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

86	Western Asset Total Return Unconstrained Fund

Officers[5] cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Total Return Unconstrained Fund	87

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2018:

Record date:	Daily	Daily
Payable date:	June 2017 to December 2017	January 2018 to May 2018
Interest from Federal Obligations	10.73%	16.07%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

88	Western Asset Total Return Unconstrained Fund

Western Asset

Total Return Unconstrained Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart, Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Custodian

The Bank of New York Mellon (“BNY”)**

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective June 11, 2018, BNY became custodian.

Western Asset Total Return Unconstrained Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013140 7/18 SR18-3391

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2017 and May 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $138,859 in May 31, 2017 and in $254,060 in May 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2017 and $0 in May 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,400 in May 31, 2017 and $18,952 in May 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,185 in May 31, 2017 and $0 in May 31, 2018, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2017 and May 31, 2018; Tax Fees were 100% and 100% for May 31, 2017 and May 31, 2018; and Other Fees were 100% and 100% for May 31, 2017 and May 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $124,646 in May 31, 2017 and $562,403 in May 31, 2018.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Anita L. DeFrantz
Avedick B. Poladian
JaynieM. Studenmund
Robert Abeles, Jr.
Ronald L. Olson
William E. B. Siart

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 24, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 24, 2018